Exhibit 99.3



                        Report of Independent Accountants
                       on Applying Agreed-Upon Procedures


Partners First Holdings, LLC
900 Elkridge Landing Road, Suite 300
Linthicum, Maryland 21090-2925

       and

The Bank of New York
101 Barclay Street
New York, New York 10286



                     Partners First Credit Card Master Trust
                     ---------------------------------------

We have performed the procedures enumerated below, which were agreed to by Partners First Holdings, LLC ("PFH") and The Bank of New York, solely to assist you with respect to the amounts set forth in the "Monthly Servicer Reports" prepared for each Series of the Partners First Credit Card Master Trust by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A, during the periods specified in Attachment A. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of PFH and The Bank of New York. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Our procedures were as follows: We compared the amounts set forth in the "Monthly Servicer Reports" for each Series in the Trust, for the periods specified in Attachment A, prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements (as defined in Attachment
A) with reports prepared by PFH's bank card processor or PFH, which were the source of such amounts. We also recalculated the mathematical accuracy of amounts derived in such "Monthly Servicer Reports" for each Series in the Trust for the periods specified in Attachment A.

As a result of the procedures performed we noted that in all instances the amounts set forth in the "Monthly Servicer Reports" for each series in the Trust, for the periods specified in Attachment A, were in agreement with reports prepared by PFH's bank card processor or PFH, and that all amounts derived in such "Monthly Servicer Reports" were mathematically accurate, except for following:

a. The delinquent account balances stated in the Monthly Servicer Reports dated May 17, 1999, July 15, 1999 and August 16, 1999 were misstated. Attachment B compares the information reported in the applicable Monthly Servicer Report to the amounts recalculated by Ernst & Young.

b. The Spread Account Requirement per Loan Agreement for those series identified in Attachment C, for those Monthly Servicer Reports identified in Attachment C, was misstated, causing the Finance Charge Shortfall and/or Finance Charge Collections Available for Other Excess Allocation Series to be misstated. Attachment C identifies those Monthly Servicer Reports in which the Spread Account Requirement per Loan Agreement was incorrectly reported and compares the information stated in the applicable Monthly Servicer Reports to the amounts recalculated by Ernst & Young.

c. The Principal Allocation and Floating Allocation Percentages used to allocate amounts between Series were incorrectly calculated and reported on the "Monthly Servicer Reports" as follows:

                                                                     Percentage             Percentage
     "Monthly Servicer Report"                                      as Reported           as Recalculated
     -------------------------                                 ----------------------- ----------------------
     Dated October 15, 1999
     Principal Allocation Percentage                                   86.11%                 86.44%
     Floating Allocation Percentage                                    86.11%                 86.44%

     Dated January 18, 2000
     Principal Allocation Percentage                                   78.85%                 78.99%
     Floating Allocation Percentage                                    78.85%                 78.99%

     The miscalculation of the Principal Allocation and Floating Allocation
     Percentages scheduled above, affected the amounts allocated to each Series as reported on the following line items of the "Monthly Trust Activity" section of the "Monthly Servicer Reports":

     Principal Collections                              Excess Before Reallocation
     Finance Charge Collections                         Reallocation of Finance Charge Collections
     Interchange Collections                            Dollars of Excess Spread
     Investor Default Amount                            Percentage of Excess Spread
     Total Amount Due                                   Reallocated Finance Charge Collections


     The amounts reported for the above line items for each Series are used to derive amounts reported throughout the remainder of the applicable "Monthly Servicer Reports". The restated Monthly Servicer Reports are included as Attachments D and E, respectively.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the amounts set forth in the "Monthly Servicer Reports" for each Series in the Trust, prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A, or on the reports prepared by PFH's bank card processor or PFH. Accordingly, we do not express such an opinion. Had we performed additional procedures with respect to the "Monthly Servicer Reports" prepared by PFH pursuant to subsection 5.2(b) of the applicable Pooling and Servicing Agreement Supplements as defined in Attachment A and the reports prepared by PFH's bank card processor and PFH, which were the source of such amounts, other matters might have come to our attention that would have been reported to you. This report relates only to the comparison of the amounts, and the recalculation of the mathematical accuracy of such amounts specified above and does not extend to any financial statements of PFH taken as a whole.

This report is intended solely for the information and use of the specified users listed above and should not be used by those who have not agreed to the procedures and taken responsibility for the sufficiency of the procedures for their purposes.

                                                     /s/ Ernst & Young LLP


March 27, 2000

                                         ATTACHMENT A

                              POOLING AND SERVICING AGREEMENT
                                      SUPPLEMENT DATE                  MONTHLY SERVICING REPORTS
           TRUST                                                          COVERING THE PERIOD
---------------------------- ----------------------------------- ---------------------------------------
Partners First Credit                  June 26, 1998                       January 1, 1999 to
Card Master Trust                                                          December 31, 1999
Series 1998-2

Partners First Credit                  June 26, 1998                       January 1, 1999 to
Card Master Trust                                                          December 31, 1999
Series 1998-3

Partners First Credit          December 4, 1998, amended and               January 1, 1999 to
Card Master Trust                restated January 12, 1999                   April 15, 1999
Series 1998-4**


** Series 1998-4 terminated April 15, 1999.


                                  ATTACHMENT B

-------------------------------------------------------------------------------------------------------------

                                                                 AMOUNT                     AMOUNT
                                                              AS REPORTED              AS RECALCULATED
                                                        -------------------------   -----------------------
MONTHLY SERVICER REPORT DATED MAY 17, 1999
     30-59 Days Delinquent                                   30,790,327.75              30,016,573.45
     60-89 Days Delinquent                                   20,451,294.12              20,177,076.83
     90+ Days Delinquent                                     44,174,891.63              43,787,146.22
     Total 30+ Days Delinquent                               95,416,513.50              93,980,796.50

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                                 AMOUNT                     AMOUNT
                                                              AS REPORTED              AS RECALCULATED
                                                        -------------------------   -----------------------
MONTHLY SERVICER REPORT DATED JULY 15, 1999
     30-59 Days Delinquent                                   31,548,862.16              31,548,862.16
     60-89 Days Delinquent                                   18,396,080.94              18,507,183.51
     90+ Days Delinquent                                     41,490,458.99              41,580,055.21
     Total 30+ Days Delinquent                               91,435,402.09              91,636,100.88

-------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------

                                                                 AMOUNT                     AMOUNT
                                                              AS REPORTED              AS RECALCULATED
                                                        -------------------------   -----------------------
MONTHLY SERVICER REPORT DATED AUGUST 16, 1999
     30-59 Days Delinquent                                   29,218,555.80              29,218,555.80
     60-89 Days Delinquent                                   19,519,870.31              19,519,870.31
     90+ Days Delinquent                                     39,073,409.25              39,101,516.52
     Total 30+ Days Delinquent                               87,811,835.36              87,839,942.63

-------------------------------------------------------------------------------------------------------------

                                                       ATTACHMENT C

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED MARCH 15, 1999:                                    AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                   7,219,081.34             7,469,081.34
          Series 1998-4                                                             542,743.63               792,743.63

Series 1998-4 Worksheet:
     Item K3 - "Spread Account Requirement per Loan Agreement"                            0.00            (250,000.00)
     Item K4 - "Available for Other Excess Allocation Series"                       542,743.63               792,743.64
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED APRIL 15, 1999:                                    AS REPORTED           AS RECALCULATED
                                                                              -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                  11,816,289.96            12,316,289.96
          Series 1998-4                                                             659,321.96             1,159,321.96

Series 1998-4 Worksheet:
     Item K3 - "Spread Account Requirement per Loan Agreement"                            0.00            (500,000.00)
     Item K5 - "Available for Other Excess Allocation Series"                       659,321.96             1,159,321.96
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED JUNE 15, 1999:                                    AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                   9,077,326.67                     0.00
          Series 1998-2                                                           4,538,663.34                     0.00
          Series 1998-3                                                           4,538,663.34                     0.00
     "Finance Charge Shortfall"
          Total                                                                           0.00            13,164,147.64
          Series 1998-2                                                                   0.00             6,582,073.82
          Series 1998-3                                                                   0.00             6,582,073.82

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                            0.00            11,120,737.16
     Item J4 - "Finance Charge Shortfall"                                                 0.00             6,582,073.82
     Item J5 - "Available for Other Excess Allocation Series"                     4,538,663.34                     0.00

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                            0.00            11,120,737.16
     Item J4 - "Finance Charge Shortfall"                                                 0.00             6,582,073.82
     Item J5 - "Available for Other Excess Allocation Series"                     4,538,663.34                     0.00

--------------------------------------------------------------------------------------------------------------------------

                                               ATTACHMENT C (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED JULY 15, 1999:                                    AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "Finance Charge Shortfall"
          Total                                                                  18,482,142.77             5,906,290.42
          Series 1998-2                                                           9,241,071.39             2,953,145.21
          Series 1998-3                                                           9,241,071.39             2,953,145.21

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                   12,870,000.00             6,582,073.82
     Item J4 - "Finance Charge Shortfall"                                         9,241,071.39             2,953,145.21

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                   12,870,000.00             6,582,073.82
     Item J4 - "Finance Charge Shortfall"                                         9,241,071.39             2,953,145.21
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED AUGUST 16, 1999:                                  AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                           0.00            15,747,012.77
          Series 1998-2                                                                   0.00             7,873,505.89
          Series 1998-3                                                                   0.00             7,873,506.88
     "Finance Charge Shortfall"
          Total                                                                  21,827,252.22                     0.00
          Series 1998-2                                                          10,913,626.11                     0.00
          Series 1998-3                                                          10,913,626.11                     0.00

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                   12,870,000.00          (5,917,132.00)
     Item J4 - "Finance Charge Shortfall"                                        10,913,626.11                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             7,873,505.89

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                   12,870,000.00          (5,917,133.00)
     Item J4 - "Finance Charge Shortfall"                                        10,913,626.11                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             7,873,506.88
--------------------------------------------------------------------------------------------------------------------------

                                          ATTACHMENT C (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED OCTOBER 15, 1999:                                 AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "Finance Charge Shortfall"
          Total                                                                  10,051,515.38             1,949,777.92
          Series 1998-2                                                           5,025,757.69               974,888.96
          Series 1998-3                                                           5,025,757.69               974,888.96

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00             3,509,130.92
     Item J4 - "Finance Charge Shortfall"                                         5,025,757.69               974,888.60

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00             3,509,131.27
     Item J4 - "Finance Charge Shortfall"                                         5,025,757.69               974,888.96
--------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED NOVEMBER 15, 1999:                                AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                           0.00             5,160,920.53
          Series 1998-2                                                                   0.00             2,580,460.44
          Series 1998-3                                                                   0.00             2,580,460.09
     "Finance Charge Shortfall"
          Total                                                                   8,054,109.60                     0.00
          Series 1998-2                                                           4,027,054.80                     0.00
          Series 1998-3                                                           4,027,054.80                     0.00

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00               952,484.76
     Item J4 - "Finance Charge Shortfall"                                         4,027,054.80                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             2,580,460.44

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00               952,485.11
     Item J4 - "Finance Charge Shortfall"                                         4,027,054.80                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             2,580,460.09
--------------------------------------------------------------------------------------------------------------------------

                            ATTACHMENT C (CONTINUED)

--------------------------------------------------------------------------------------------------------------------------
                                                                                   AMOUNT                 AMOUNT
MONTHLY SERVICER REPORT DATED DECEMBER 15, 1999:                                AS REPORTED           AS RECALCULATED
                                                                             -------------------   ----------------------
Monthly Trust Activity Worksheet:
     "FC Available for other Excess Allocation Series"
          Total                                                                           0.00             4,755,147.42
          Series 1998-2                                                                   0.00             2,377,573.71
          Series 1998-3                                                                   0.00             2,377,573.71
     "Finance Charge Shortfall"
          Total                                                                  10,420,532.47                     0.00
          Series 1998-2                                                           5,210,266.23                     0.00
          Series 1998-3                                                           5,210,266.23                     0.00

Series 1998-2 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00             (27,839.94)
     Item J4 - "Finance Charge Shortfall"                                         5,210,266.23                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             2,377,573.71

Series 1998-3 Worksheet:
     Item J3 - "Spread Account Requirement per Loan Agreement"                    7,560,000.00             (27,839.94)
     Item J4 - "Finance Charge Shortfall"                                         5,210,266.23                     0.00
     Item J5 - "Available for Other Excess Allocation Series"                             0.00             2,377,573.71
--------------------------------------------------------------------------------------------------------------------------

                                  Trust Inputs


                                                                                                      Attachment D
Daily Collections Sheet
                Portfolio Activity Reporting Date (Current Payment Date)                                 15-Oct-99
                Monthly Settlement Period Start Date                                                      1-Sep-99
                Monthly Settlement  Period End Date                                                      30-Sep-99
                Monthly Period                                                                           September
                Next Distribution Date                                                                   15-Nov-99
                Beginning Month  Principal Receivables                                            1,601,734,530.65
                Beginning Month Finance Charge Receivables                                              48,766,947
                Ending Finance Charge Receivables                                                       51,182,235
                Discount Percentage                                                                          0.00%


Monthly Trust Activity Sheet
                Servicing Fee                                                                                2.00%
                Beginning Special Funding Account Balance                                                   949.04
                Required Minimum Principal Balance                                                         107.00%
                Reallocation of Finance Charge Collections                           Monthly Trust Activity Row 90
                30-59 Days Delinquent                                                                33,908,085.01
                60-89 Days Delinquent                                                                20,492,449.24
                90+ Days Delinquent                                                                  39,339,164.79
                Total 30+ Days Delinquent                                                            93,739,699.04
                Collection Account Investment Proceeds                                                   24,840.37

                Aggregate Account Addition or Removal (Y/N)                                                      Y
                Date of Account Addition or Removal                                                       1-Sep-99
                Principal Receivables Added                                                         140,171,641.18
                Finance Charge Receivables Added                                                        540,982.45
                Principal Receivables at the End of the Day of Addition or Removal                1,735,307,982.53

                               Daily Collections


Partners First Credit Card Master Trust                                                                                    03/27/00

Monthly Settlement Period Start Date                                               01-Sep-99
Monthly Settlement  Period End Date                                                30-Sep-99
Next Distribution Date                                                             15-Nov-99     Portfolio Activity
Beginning Month  Principal Receivables                                      1,601,734,530.65     Reporting Date           15-Oct-99
Beginning Month Adjusted Principal Receivables                              1,601,734,530.65
Discount Percentage                                                                    0.00%
Beginning Month Trust Principal Receivables                                 1,601,734,530.65

                                                    Beginning
                                                    Principal                Finance Charge            Interchange
        Day                         Date            Receivables                Collections             Collections
--------------------------------------------------------------------------------------------------------------------
Sunday                             09/01/99       1,601,734,530.65                970,238.06
Monday                             09/02/99       1,735,307,982.53              1,112,588.40
Tuesday                            09/03/99       1,734,078,188.77              1,098,387.58
Wednesday                          09/04/99       1,731,406,683.68                      0.00
Thursday                           09/05/99       1,731,406,683.68              1,775,443.99
Friday                             09/06/99       1,724,825,855.30                853,044.48
Saturday                           09/07/99       1,725,861,882.31                513,162.36
Sunday                             09/08/99       1,726,064,535.64                257,307.59
Monday                             09/09/99       1,730,255,944.57                974,910.16
Tuesday                            09/10/99       1,729,815,572.22              1,082,232.99
Wednesday                          09/11/99       1,728,569,450.75                      0.00
Thursday                           09/12/99       1,728,569,450.75              1,410,501.15
Friday                             09/13/99       1,723,750,280.13                476,477.66
Saturday                           09/14/99       1,727,726,037.30                606,776.32
Sunday                             09/15/99       1,730,084,889.18                657,364.01
Monday                             09/16/99       1,730,357,788.39                776,542.09
Tuesday                            09/17/99       1,726,426,491.58                717,018.07
Wednesday                          09/18/99       1,725,427,201.42                      0.00
Thursday                           09/19/99       1,725,427,201.42              1,333,033.95
Friday                             09/20/99       1,720,305,127.21                644,065.00
Saturday                           09/21/99       1,723,094,111.47                440,404.62
Sunday                             09/22/99       1,726,493,066.47                771,565.60
Monday                             09/23/99       1,726,189,407.13                944,095.82
Tuesday                            09/24/99       1,724,113,612.48                852,926.35
Wednesday                          09/25/99       1,723,424,684.06                      0.00
Thursday                           09/26/99       1,723,424,684.06              1,408,478.61
Friday                             09/27/99       1,716,741,382.58                747,322.02
Saturday                           09/28/99       1,718,808,096.42                427,990.71
Sunday                             09/29/99       1,722,585,218.11                972,002.76
Monday                             09/30/99       1,721,240,468.35              1,175,876.88

Monthly Totals                                    1,601,734,530.65             22,999,757.23          1,971,938.71

(1) Includes Fraud Charge-Offs equal to: 124,935.18

                                                                          Principal             New                  Principal
                                                          Principal      Adjustment           Principal              Charge-off
        Day                         Date                 Collections       Amount            Receivables              Amount(1)
------------------------------------------------------------------------------------------------------------------------------------
Sunday                             09/01/99             7,459,245.49         0.00          146,741,745.89           5,709,048.52
Monday                             09/02/99             6,533,951.44         0.00            5,304,157.68                   0.00
Tuesday                            09/03/99             7,717,701.33         0.00            5,046,196.24                   0.00
Wednesday                          09/04/99                     0.00         0.00                    0.00                   0.00
Thursday                           09/05/99            11,532,116.45         0.00            4,951,288.07                   0.00
Friday                             09/06/99             5,558,010.64         0.00            6,594,037.65                   0.00
Saturday                           09/07/99             3,609,203.43         0.00            3,811,856.76                   0.00
Sunday                             09/08/99             1,877,172.40         0.00            6,068,581.33                   0.00
Monday                             09/09/99             5,937,896.95         0.00            5,497,524.60                   0.00
Tuesday                            09/10/99             6,344,393.64         0.00            5,098,141.07                (131.10)
Wednesday                          09/11/99                     0.00         0.00                    0.00                   0.00
Thursday                           09/12/99             9,585,364.69         0.00            4,766,194.07                   0.00
Friday                             09/13/99             2,972,254.78         0.00            6,947,975.95                 (36.00)
Saturday                           09/14/99             3,534,231.67         0.00            5,893,083.55                   0.00
Sunday                             09/15/99             5,031,915.68         0.00            5,299,812.05              (5,002.84)
Monday                             09/16/99             4,878,470.63         0.00            5,105,868.41           4,158,694.59
Tuesday                            09/17/99             3,931,919.43         0.00            4,795,423.46           1,862,794.19
Wednesday                          09/18/99                     0.00         0.00                    0.00                   0.00
Thursday                           09/19/99             9,517,197.83         0.00            4,395,123.62                   0.00
Friday                             09/20/99             4,151,535.82         0.00            6,941,245.14                 725.06
Saturday                           09/21/99             2,454,535.16         0.00            5,980,490.28             127,000.12
Sunday                             09/22/99             5,664,994.62         0.00            5,403,025.04              41,689.76
Monday                             09/23/99             7,230,654.13         0.00            5,153,161.31              (1,698.17)
Tuesday                            09/24/99             5,833,018.83         0.00            5,144,090.41                   0.00
Wednesday                          09/25/99                     0.00         0.00                    0.00                   0.00
Thursday                           09/26/99            11,691,390.20         0.00            5,008,088.72                   0.00
Friday                             09/27/99             5,101,837.47         0.00            7,168,551.31                   0.00
Saturday                           09/28/99             2,312,225.48         0.00            6,088,828.62                (518.55)
Sunday                             09/29/99             7,055,624.22         0.00            5,710,874.46                   0.00
Monday                             09/30/99             7,870,385.58         0.00            4,297,629.00                   0.00

Monthly Totals                                        155,387,247.99         0.00          283,212,994.69          11,892,565.58

                                                     Ending              Invested Amt +
                                 Recovery           Principal             Req Transferor     Special Funding          SFA Earnings
        Day          Date       Collections        Receivables                Amount          Account Balance
----------------------------------------------------------------------------------------------------------------------------------

Sunday              09/01/99                      1,735,307,982.53        1,605,000,000.00         0.00
Monday              09/02/99                      1,734,078,188.77        1,605,000,000.00         0.00
Tuesday             09/03/99                      1,731,406,683.68        1,605,000,000.00         0.00
Wednesday           09/04/99                      1,731,406,683.68        1,605,000,000.00         0.00
Thursday            09/05/99                      1,724,825,855.30        1,605,000,000.00         0.00
Friday              09/06/99                      1,725,861,882.31        1,605,000,000.00         0.00
Saturday            09/07/99                      1,726,064,535.64        1,605,000,000.00         0.00
Sunday              09/08/99                      1,730,255,944.57        1,605,000,000.00         0.00
Monday              09/09/99                      1,729,815,572.22        1,605,000,000.00         0.00
Tuesday             09/10/99                      1,728,569,450.75        1,605,000,000.00         0.00
Wednesday           09/11/99                      1,728,569,450.75        1,605,000,000.00         0.00
Thursday            09/12/99                      1,723,750,280.13        1,605,000,000.00         0.00
Friday              09/13/99                      1,727,726,037.30        1,605,000,000.00         0.00
Saturday            09/14/99                      1,730,084,889.18        1,605,000,000.00         0.00
Sunday              09/15/99                      1,730,357,788.39        1,605,000,000.00         0.00
Monday              09/16/99                      1,726,426,491.58        1,605,000,000.00         0.00
Tuesday             09/17/99                      1,725,427,201.42        1,605,000,000.00         0.00
Wednesday           09/18/99                      1,725,427,201.42        1,605,000,000.00         0.00
Thursday            09/19/99                      1,720,305,127.21        1,605,000,000.00         0.00
Friday              09/20/99                      1,723,094,111.47        1,605,000,000.00         0.00
Saturday            09/21/99                      1,726,493,066.47        1,605,000,000.00         0.00
Sunday              09/22/99                      1,726,189,407.13        1,605,000,000.00         0.00
Monday              09/23/99                      1,724,113,612.48        1,605,000,000.00         0.00
Tuesday             09/24/99                      1,723,424,684.06        1,605,000,000.00         0.00
Wednesday           09/25/99                      1,723,424,684.06        1,605,000,000.00         0.00
Thursday            09/26/99                      1,716,741,382.58        1,605,000,000.00         0.00
Friday              09/27/99                      1,718,808,096.42        1,605,000,000.00         0.00
Saturday            09/28/99                      1,722,585,218.11        1,605,000,000.00         0.00
Sunday              09/29/99                      1,721,240,468.35        1,605,000,000.00         0.00
Monday              09/30/99                      1,717,667,711.77        1,605,000,000.00         0.00

Monthly Totals                     3,243,107.60   1,717,667,711.77        1,605,000,000.00         0.00                   1.81

                                     Page 1

                             Monthly Trust Activity

A. Trust Level Activity
         Number of Days in Collection Period                                                                             30
         Beginning Principal Receivables Balance                                                           1,601,734,530.65
         Beginning Special Funding Account Balance                                                                   949.04
         Beginning Principal Receivables + SFA Balance                                                     1,601,735,479.69
         Special Funding Account Earnings                                                                              1.81
         Finance Charge Collections                                                                           22,999,757.23
         Interchange Collections                                                                               1,971,938.71
         Collection Account Investment Proceeds                                                                   24,840.37
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         24,996,538.12
         Principal Receivables Collections                                                                   155,387,247.99
         Recoveries treated as Principal Collections                                                           3,243,107.60
         Total Principal Receivables Collections                                                             158,630,355.59
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.64%
         Defaulted Amount (Net of Recoveries)                                                                  8,524,522.80
         Annualized Default Rate                                                                                      6.39%
         Trust Portfolio Yield                                                                                       18.73%
         New Principal Receivables                                                                           283,212,994.69
         Aggregate Account Addition or Removal (Y/N)?                                                                     Y
         Date of Addition/Removal                                                                                  1-Sep-99
         Principal Receivables at the end of the day of Addition/Removal                                   1,735,307,982.53
         SFA Balance at the end of the day of Addition/Removal                                                       949.04
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,735,308,931.57
         Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
         Ending Principal Receivables Balance                                                              1,717,667,711.77
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,717,667,711.77
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       14.51%

                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2            1998-3            1998-4
         Group                                                                         1                1                   2
         Class A Invested Amount                                                528,000,000.00   528,000,000.00            0.00
         Class B Invested Amount                                                113,000,000.00   113,000,000.00            0.00
         Collateral Invested Amount                                              67,000,000.00    67,000,000.00            0.00
         Class D Invested Amount                                                 42,000,000.00    42,000,000.00            0.00
         Total Invested Amount                              1,500,000,000.00    750,000,000.00   750,000,000.00            0.00
         Required Transferor Amount                           105,000,000.00     52,500,000.00    52,500,000.00            0.00
         Invested Amount + Req Transf Amount                1,605,000,000.00    802,500,000.00   802,500,000.00            0.00
         Series Allocation Percentage                                100.00%            50.00%           50.00%           0.00%
         Series Allocable Finance Charge Collections                             12,498,269.06    12,498,269.06            0.00
         Series Allocable Principal Collections                                  79,315,177.80    79,315,177.80            0.00
         Series Allocable Defaulted Amounts                                       4,262,261.40     4,262,261.40            0.00
         Series Allocable Servicing Fee                                           1,250,000.00     1,250,000.00            0.00
         In Revolving Period?                                                                Y                Y               Y
         Available for Shared Principal Collections           144,488,576.66     72,244,288.33    72,244,288.33            0.00
         Principal Shortfall                                            0.00              0.00             0.00            0.00
         Allocation of Shared Principal Collections                     0.00              0.00             0.00            0.00
         FC Available for other Excess Allocation Series                0.00              0.00             0.00            0.00
         Finance Charge Shortfall                               9,997,581.59      4,998,790.79     4,998,790.79            0.00
         Allocation of Excess Finance Charge Collections                0.00              0.00             0.00            0.00


B. Series Allocations
         Amounts Due                                                                    1998-2           1998-3          1998-4
                          Principal Allocation Percentage                               86.44%           86.44%           0.00%
                          Floating Allocation Percentage                                86.44%           86.44%           0.00%
                          Class A Certificate Rate                                      5.480%           5.510%          0.000%
                          Class B Certificate Rate                                      5.690%           5.740%             n/a
                          CIA Certificate Rate                                          6.255%           6.355%          0.000%
                          Class D Certificate Rate                                      0.000%           0.000%          0.000%
                          Class A Interest                                        2,411,200.00     2,424,400.00            0.00
                          Class B Interest                                          535,808.33       540,516.67            0.00
                          Collateral Monthly Interest                               349,237.50       354,820.83            0.00
                          Class D Interest                                                0.00             0.00            0.00
                          Investor Monthly Interest                               3,296,245.83     3,319,737.50            0.00
                          Investor Default Amount (Net of Recoveries)             3,684,296.20     3,684,296.20            0.00
                          Interchange Collections                                   852,271.32       852,271.32            0.00
                          0.75% of Interchange                                      468,750.00       468,750.00            0.00
                          Servicer Interchange                                      468,750.00       468,750.00            0.00
                          Monthly Servicing Fee (Before Adjustments)              1,250,000.00     1,250,000.00            0.00
                              Interchange Adjustment                                      0.00             0.00            0.00
                              SFA Adjustment                                              0.79             0.79            0.00
                          Monthly Servicing Fee (After Adjustments)               1,249,999.21     1,249,999.21            0.00

C. Group 1 Allocations
                                                                   Total            1998-2            1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00    750,000,000.00   750,000,000.00
         Principal Collections                                137,119,984.26     68,559,992.13    68,559,992.13
         Finance Charge Collections                            21,606,992.56     10,803,496.28    10,803,496.28
         Investor Monthly Interest                              6,615,983.33      3,296,245.83     3,319,737.50
         Investor Default Amount                                7,368,592.40      3,684,296.20     3,684,296.20
         Monthly Servicing Fee                                  2,499,998.42      1,249,999.21     1,249,999.21
         Total Amount Due                                      16,484,574.15      8,230,541.24     8,254,032.91
         Excess Before Reallocation                             5,122,418.41      2,572,955.04     2,549,463.37
         Reallocation of Finance Charge Collections                                 -11,745.83        11,745.83
         Dollars of Excess Spread                               5,122,418.41      2,561,209.21     2,561,209.21
         Percentage Excess Spread                                      4.10%             4.10%            4.10%
         Reallocated Finance Charge Collections                21,606,992.56     10,791,750.45    10,815,242.12

                             Monthly Trust Activity

C. Group 2 Allocations
                                                                 Total             1998-4
         Beginning Invested Amount After Giving                   0.00               0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                    0.00               0.00
         Finance Charge Collections                               0.00               0.00
         Investor Monthly Interest                                0.00               0.00
         Investor Default Amount                                  0.00               0.00
         Monthly Servicing Fee                                    0.00               0.00
         Total Amount Due                                         0.00               0.00
         Excess Before Reallocation                               0.00               0.00
         Reallocation of Finance Charge Collections                                  0.00
         Dollars of Excess Spread                                 0.00               0.00
         Percentage Excess Spread                                  n/a                n/a
         Reallocated Finance Charge Collections                   0.00               0.00

D. Trust Performance
         30-59 Days Delinquent                                              33,908,085.01
         60-89 Days Delinquent                                              20,492,449.24
         90+ Days Delinquent                                                39,339,164.79
         Total 30+ Days Delinquent                                          93,739,699.04

                                 1998-2 Inputs

Series Sheet
  Last Payment Date                                                    15-Sep-99
  Current Payment Date                                                 15-Oct-99

                                                                     Class A             Class B           CIA           Class D
  Fixed/Floating                                                     Floating           Floating        Floating        Floating
  Certificate Rate                                                   5.48000%           5.69000%        6.25500%         0.000%
  Initial Balance                                                 528,000,000.00     113,000,000.00   67,000,000.00   42,000,000.00
  Beginning Outstanding Amount                                    528,000,000.00     113,000,000.00   67,000,000.00   42,000,000.00
  Beginning Invested Amount                                       528,000,000.00     113,000,000.00   67,000,000.00   42,000,000.00
  Beginning Adjusted Invested Amount                              528,000,000.00     113,000,000.00   67,000,000.00   42,000,000.00

  Revolving Period (Y/N)                                          Y
  Accumulation Period (Y/N)                                       N
  Early Amortization (Y/N)                                        N
  Controlled Accumulation Period                                  12
  Holdings is Servicer                                            Y
  Paydown Excess CIA (Y/N)                                        Y
  Paydown Excess Class D (Y/N)                                    Y
  Controlled Accumulation Amount                                   53,416,666.67
  Prior Controlled Deposit Amount Shortfall                                 0.00
  Controlled Deposit Amount                                        53,416,666.67
  Beginning Principal Funding Account Balance                               0.00
  Principal Funding Investment Proceeds                                     0.00
  YSA Investment Proceeds                                                   0.00
  Yield Supplement Account Beginning Balance                                0.00
  Yield Supplement Account Release                                          0.00
  Yield Supplement Credit Amount Percentage                                0.00%

  Reserve Account Mechanics
                  Begin Funding Reserve Account (Y/N)                          N
                  Required Reserve Account Amount                           0.00
                  Beginning Balance                                         0.00

  Application of Principal Collections during Revolving Period
                  Required Collateral Invested Amount              67,000,000.00
                  Required Class D                                 42,000,000.00

  Yield and Base Rate
                  Base Rate
                       Prior Monthly Period                                7.17%
                       Second Prior Monthly Period                         7.09%
                  Series Adjusted Portfolio Yield
                       Prior Monthly Period                               11.78%
                       Second Prior Monthly Period                        10.55%

                  CIA Applicable Excess Spread Percentage
                       Prior Monthly Period                                4.61%
                       Second Prior Monthly Period                         3.13%
                       Third Prior Monthly Period                          4.81%
                       Fourth Prior Monthly Period                         6.26%

  Ending Spread Account Balance Prior Distribution                  4,050,869.08

                                 1998-3 Inputs

Series Sheet
  Last Payment Date                                                    15-Sep-99
  Current Payment Date                                                 15-Oct-99

                                                                   Class A           Class B            CIA            Class D
  Fixed/Floating                                                   Floating         Floating         Floating         Floating
  Certificate Rate                                                  5.51000%         5.74000%         6.35500%          0.000%
  Initial Balance                                                528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00
  Beginning Outstanding Amount                                   528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00
  Beginning Invested Amount                                      528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00
  Beginning Adjusted Invested Amount                             528,000,000.00   113,000,000.00    67,000,000.00    42,000,000.00

  Revolving Period (Y/N)                                         Y
  Accumulation Period (Y/N)                                      N
  Early Amortization (Y/N)                                       N
  Controlled Accumulation Period                                 12
  Holdings is Servicer                                           Y
  Paydown Excess CIA (Y/N)                                       Y
  Paydown Excess Class D (Y/N)                                   Y
  Controlled Accumulation Amount                                  53,416,666.67
  Prior Controlled Deposit Amount Shortfall                                0.00
  Controlled Deposit Amount                                       53,416,666.67
  Beginning Principal Funding Account Balance                              0.00
  Principal Funding Investment Proceeds                                    0.00
  YSA Investment Proceeds                                                  0.00
  Yield Supplement Account Beginning Balance                               0.00
  Yield Supplement Account Release                                         0.00
  Yield Supplement Credit Amount Percentage                               0.00%

  Reserve Account Mechanics
                  Begin Funding Reserve Account (Y/N)                         N
                  Required Reserve Account Amount                          0.00
                  Beginning Balance                                        0.00

  Application of Principal Collections during Revolving Period
                  Required Collateral Invested Amount             67,000,000.00
                  Required Class D                                42,000,000.00

  Yield and Base Rate
                  Base Rate
                       Prior Monthly Period                               7.21%
                       Second Prior Monthly Period                        7.12%
                  Series Adjusted Portfolio Yield
                       Prior Monthly Period                              11.82%
                       Second Prior Monthly Period                       10.59%

                  CIA Applicable Excess Spread Percentage
                       Prior Monthly Period                               4.61%
                       Second Prior Monthly Period                        3.13%
                       Third Prior Monthly Period                         4.81%
                       Fourth Prior Monthly Period                        6.26%

  Ending Spread Account Balance Prior Distribution                 4,050,868.73

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      15-Sep-99
Current Payment Date                   15-Oct-99
Actual / 360 Days                          30                 30                   30                30
30 / 360 Days                              30                 30                   30                30
Fixed / Floating                        Floating           Floating             Floating          Floating

                                        Class A             Class B        Collateral Invested     Class D            Total
                                                                                 Amount
Certificate Rate                               5.480%             5.690%              6.255%           0.000%
Initial Balance                        528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                       52,500,000.00
Total Initial Amount                                                                                            802,500,000.00

Beginning Outstanding Amount           528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount              528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount              528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                 528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00     113,000,000.00       67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                70.40%             15.07%               8.93%            5.60%          100.00%
Floating Allocation Percentage                 70.40%             15.07%               8.93%            5.60%          100.00%
Principal Collections                   48,266,234.46      10,329,705.48        6,124,692.63     3,839,359.56    68,559,992.13
Realloc Finance Charge Collections       7,597,392.32       1,625,957.07          964,063.04       604,338.03    10,791,750.45
YSA Draw                                                                                                                  0.00
YSA Investment Proceeds                                                                                                   0.00
Realloc Finance Charge plus YSA Draw     7,597,392.32       1,625,957.07          964,063.04       604,338.03    10,791,750.45
Monthly Interest                         2,411,200.00         535,808.33          349,237.50             0.00     3,296,245.83
Investor Default Amount (Net)            2,593,744.52         555,100.63          329,130.46       206,320.59     3,684,296.20
Monthly Servicing Fee                      879,999.44         188,333.21          111,666.60        69,999.96     1,249,999.21
Total Due                                5,884,943.97       1,279,242.17          790,034.56       276,320.54     8,230,541.24

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                       10,791,750.45
Series Adjusted Portfolio Yield                                                                                         11.37%
Base Rate                                                                                                                7.27%

                                     Page 1

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                       Y
                         Accumulation Period (Y/N)                                    N
                         Early Amortization (Y/N)                                     N
                         Controlled Accumulation Period                             12.00
                         Holdings is Servicer                                         Y
                         Paydown Excess CIA (Y/N)                                     Y
                         Paydown Excess Class D (Y/N)                                 Y
                         Controlled Accumulation Amount                              53,416,666.67
                         Controlled Deposit Amount                                   53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                          0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                          0.00
                         Principal Funding Account Deposit                                    0.00
                         Ending Principal Funding Account Balance                             0.00
                         Principal Funding Investment Proceeds                                0.00

                         Yield Supplement Account Beginning Balance                           0.00
                         Yield Supplement Account Release                                     0.00
                         Yield Supplement Account Ending Balance                              0.00

                         Reserve Account Beginning Balance                                    0.00
                         Required Reserve Account Amount                                      0.00
                         Funds Deposited into Reserve Account                                 0.00
                         Ending Reserve Account Balance                                       0.00

C. Certificate Balances and Distrubutions
                                                 Class A             Class B         CIA               Class D            Total
                          Beginning Balance     528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                         Interest Distributions   2,411,200.00         535,808.33       349,237.50             0.00     3,296,245.83
                               PFA Deposits               0.00                                                                  0.00
                         Principal Distributions          0.00               0.00             0.00             0.00             0.00
                         Total Distributions      2,411,200.00         535,808.33       349,237.50             0.00     3,296,245.83
                         Ending Certificate
                                Balance         528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                                Pool Factor            100.00%            100.00%          100.00%          100.00%
                         Total Distribution Per
                                $1,000                  4.5667             4.7417           5.2125           0.0000
                         Interest Distribution Per
                                $1,000                  4.5667             4.7417           5.2125           0.0000
                         Principal Distribution
                                Per $1,000              0.0000             0.0000           0.0000           0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    2,411,200.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   2,411,200.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  535,808.33
                       2 Amount of the distribution in respect of Class B monthly interest:                     535,808.33
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            349,237.50
                       2 Amount distributed in respect of Collateral Monthly Interest:                          349,237.50
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               10,791,750.45
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 8,230,541.24
                       3 Spread Account Requirement per Loan Agreement                                        7,560,000.00
                       4 Finance Charge Shortfall                                                             4,998,790.79
                       5 Available for Other Excess Allocation Series                                                 0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                      Available           Due                 Paid         Shortfall
                       1 Allocated Class A Available Funds           7,597,392.32
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   7,597,392.32

                       2 Class A Available Funds                     7,597,392.32
                         a Class A Monthly Interest                                     2,411,200.00     2,411,200.00         0.00
                         b Class A Servicing Fee                                          879,999.44       879,999.44         0.00
                         c Class A Investor Default Amount                              2,593,744.52     2,593,744.52         0.00
                         d Class A Excess                            1,712,448.35

                       3 Class B Available Funds                     1,625,957.07
                         a Class B Monthly Interest                                       535,808.33       535,808.33         0.00
                         b Class B Servicing Fee                                          188,333.21       188,333.21         0.00
                         c Class B Excess                              901,815.52

                       4 Collateral Available Funds                    964,063.04
                         a Collateral Servicing Fee                                       111,666.60       111,666.60         0.00
                         b Collateral Excess                           852,396.44

                       5 Class D Available Funds                       604,338.03
                         a Class D Servicing Fee                                           69,999.96        69,999.96         0.00
                         b Class D Excess                              534,338.07

                       6 Total Excess Spread                         4,000,998.38

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available           Due                 Paid        Shortfall
                       1 Available Excess Spread                     4,000,998.38
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             4,000,998.38
                       4 Class A Required Amount Shortfalls                                     0.00             0.00         0.00
                       5 Class B Defaults                                                 555,100.63       555,100.63         0.00
                       6 Monthly Servicing Fee Shortfalls                                       0.00             0.00         0.00
                       7 Collateral Monthly Interest                                      349,237.50       349,237.50         0.00
                       8 Collateral Default Amount                                        329,130.46       329,130.46         0.00
                       9 Reserve Account Deposit                                                0.00             0.00         0.00
                      10 Class D Monthly Interest                                               0.00             0.00         0.00
                      11 Class D Default Amount                                           206,320.59       206,320.59         0.00
                      12 Other CIA Amounts Owed                                         3,509,130.92     2,561,209.21   947,921.71
                      13 Excess Fin Coll for Other Series                                       0.00             0.00         0.00
                      14 Excess Spread                                       0.00
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                         68,559,992.13
                       2 Principal Required to Fund the Required Amount                         0.00
                       3 Shared Principal Collections from other Series                         0.00
                       4 Other Amounts Treated as Principal Collections                 3,684,296.20
                       5 Available Principal Collections                               72,244,288.33

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                    67,000,000.00
                       2 Required Collateral Invested Amount                           67,000,000.00
                       3 Amount used to pay Excess CIA                                          0.00
                       4 Available Principal Collections                               72,244,288.33

                       5 Class D                                                       42,000,000.00
                       6 Required Class D                                              42,000,000.00
                       7 Amount used to pay Excess Class D                                      0.00
                       8 Available Principal Collections                               72,244,288.33

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     72,244,288.33
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           72,244,288.33
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           72,244,288.33
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           72,244,288.33
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        72,244,288.33

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  7.27%
                                          b Prior Monthly Period                                    7.17%
                                          c Second Prior Monthly Period                             7.09%

                         Three Month Average Base Rate                                                               7.18%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 11.37%
                                          b Prior Monthly Period                                   11.78%
                                          c Second Prior Monthly Period                            10.55%

                         Three Month Average Series Adjusted Portfolio Yield                                        11.23%

                       3 Excess Spread
                                          a Current Monthly Period                                  4.10%
                                          b Prior Monthly Period                                    4.61%
                                          c Second Prior Monthly Period                             3.46%

                         Three Month Average Excess Spread                                                           4.06%

                                 1998-2 Trustee

           ----------------------------------------------------------

                     Partners First Credit Card Master Trust

                                  Series 1998-2

           ----------------------------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998
(as amended and supplemented, the "Pooling and Servicing
Agreement"), among Holdings, Partners First Receivables Funding
LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

             1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-2 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

             2. Holdings is the Servicer

             3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make
withdrawals from the Collection Account on                  10/15/99
which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class
B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts
(ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

                                 1998-2 Trustee

With respect to the Class A Certificates

A)                  (1)  Interest at the Class A
                Certificate Rate for the related
                Interest Period on the Class A Invested
                Amount .......................................................                 $2,411,200.00
                                                                                               -------------
                    (2)  Class A Monthly Interest
                previously due but not paid.........................                                   $0.00
                                                                                                 -----------
                    (3)  Class A Additional Interest
                and any Class A Additional Interest due
                but not paid ................................................                          $0.00
                                                                                                 -----------

B)                  (1)  The Class A Servicing Fee for
                the related Monthly Period , if
                applicable.....................................................                  $879,999.44
                                                                                                 -----------
                    (2)  Accrued and unpaid Class A
                Servicing Fees, if applicable.........................                                 $0.00
                                                                                                 -----------

C)               Class A Investor Default Amount
                for the related Monthly Period................                                 $2,593,744.52
                                                                                               -------------

With respect to the Class B Certificates

A)                  (1)  Interest at the Class B
                Certificate Rate for the related
                Monthly Period on the Class B Invested
                Amount .......................................................                   $535,808.33
                                                                                                 -----------
                    (2)  Class B Monthly Interest
                previously due but not paid.......................                                     $0.00
                                                                                                 -----------
                    (3)  Class B Additional Interest
                and any Class B Additional Interest
                previously due but not paid........................                                    $0.00
                                                                                                 -----------

B)                  (1)  The Class B Servicing Fee for
                the related Monthly Period, if
                applicable..............................................                         $188,333.21
                                                                                                 -----------
                    (2)  Accrued and unpaid Class B
                Servicing Fees, if applicable.......................                                   $0.00
                                                                                                 -----------

                                 1998-2 Trustee

With respect to the Collateral Interest

A)                  (1)  The Collateral Servicing Fee
                for the related Monthly Period, if
                applicable.............................................                          $111,666.60
                                                                                               -------------
                    (2)  Accrued and unpaid Collateral
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

B)                  (1)  The Class D Servicing Fee
                for the related Monthly Period, if
                applicable.......................................................                 $69,999.96
                                                                                               -------------
                    (2)  Accrued and unpaid Class D
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

                The Servicer hereby instructs
                the Trustee (i) to make withdrawals
                from the Collection Account on
                     15-Oct-99  which date is a
                Distribution Date under the
                Supplement, in the aggregate amounts
                (equal to the Available Principal
                Collections) as set forth below in
                respect of the following amounts and
                (ii) to apply the proceeds of such
                withdrawals.

C)                      (1)    The excess, if any, of the
                               Collateral Invested Amount
                               over the Required Collateral
                               Invested Amount paid to the
                               Collateral Interest Holder
                               pursuant to the Loan
                               Agreement...................................                            $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------

                                 1998-2 Trustee

With respect to the Class D Certificates

A)                      (1)    The excess, if any, of the
                               Class D Amount
                               over the Required Class D
                               Invested Amount paid to the
                               Class D Holder............................                              $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------

With Respect to Principal

A)                   (1)       The Lesser of the Controlled
                Deposit Amount and the sum of the
                Class A Adjusted Invested Amount
                and the Class B Adjusted Invested
                Amount deposited in the Principal
                Funding Account.........................................                               $0.00
                                                                                               -------------
                     (2)       After the Class B Invested
                Amount is paid in full, the amount
                paid to the Collateral Interest
                Holder (up to the Collateral
                Invested Amount) pursuant to the
                Loan Agreement.........................................                                $0.00
                                                                                               -------------
                     (3)       Prior to the date the Class B
                Invested Amount is paid in full,
                excess of the Collateral Invested
                Amount over the Required
                Collateral Invested Amount paid to
                the Collateral Interest Holder
                pursuant to the Loan Agreement................                                         $0.00
                                                                                               -------------
                     (4)       Prior to the date the Class B
                Invested Amount is paid in full,
                amount to be treated as Shared
                Principal Collections                                                                  $0.00
                                                                                               -------------

                                 1998-2 Trustee

                     (1)       An amount up to the Class A
                Adjusted Invested Amount deposited
                in the Principal Funding Account........                                               $0.00
                                                                                               -------------
                     (2)       On and after the Distribution
                Date on which the Class A Invested Amount
                deposited in the Principal Funding
                Account........................................................                        $0.00
                                                                                               -------------
                     (3)       On and after the Distribution
                Date on which the Class B Invested
                Amount is paid in full, an amount
                up to the Collateral Invested
                Amount paid to the Collateral
                Interest Holder pursuant to the
                Loan Agreement..........................................                               $0.00
                                                                                               -------------

The Servicer does hereby instruct the Trustee to apply on                 10/15/99
Distribution Date under the Supplement, any Excess Spread
which is allocated to Series 1998-2 as follows:

A)              Class A Required Amount applied in
                the priority set forth....................................                             $0.00
                                                                                               -------------

B)              Aggregate amount of Class A
                Investor Charge-Offs not
                previously reimbursed allocated to
                Available Principal Collections.                                                       $0.00
                                                                                               -------------

C)              Class B Required Amount applied
                first in the priority set forth
                and any remaining amount up to the
                Class B Investor Default Amount
                allocated to Available Principal
                Collections...................................................                   $555,100.63
                                                                                               -------------

D)              The amount by which the "Class B
                Invested Amount" has been reduced
                pursuant to clauses (c), (d) and
                (e) of the definition thereof
                allocated to Available Principal
                Collections...................................................                         $0.00
                                                                                               -------------

                                 1998-2 Trustee

E)                 (1)   Collateral Monthly Interest.....................                        $349,237.50
                                                                                               -------------
                   (2)   Collateral Monthly Interest
                previously due but not paid.............................                               $0.00
                                                                                               -------------
                   (3)   Collateral Additional Interest and
                any Collateral Additional Interest
                previously due and not paid............................                                $0.00
                                                                                               -------------

F)              Monthly Servicing Fee for such
                Distribution Date that has not
                been paid to the Servicer and any
                Monthly Servicing Fee previously
                due but not paid to the Servicer.                                                      $0.00
                                                                                               -------------

G)              Collateral Default Amount
                allocated to Available Principal
                Collections...........................................................           $329,130.46
                                                                                               -------------

H)              The amount by which the
                "Collateral Invested Amount" has
                been reduced pursuant to the
                definition thereof and allocated to
                Available Principal Collections.......................                                 $0.00
                                                                                               -------------

I)              The excess of the Required Reserve
                Account Amount over the Available
                Reserve Amount deposited into the
                Reserve Account..........................................                              $0.00
                                                                                               -------------

J)              Paid to the Collateral Interest
                Holder pursuant to the Loan
                Agreement...................................................                           $0.00
                                                                                               -------------

K)              Treated as Excess Finance Charge
                Collections and allocated to other
                Series or paid to the Holders of
                the Transferor Certificates...........................                                 $0.00
                                                                                               -------------

                                 1998-2 Trustee

The Servicer does hereby instruct the Trustee to apply on
       10/15/99 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying
Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the
Principal Funding Account, as applicable, on                     10/15/99 which
date is a Payment Date under the Supplement, the following amounts as set forth below:

A)              Interest to be distributed to Class
                A Certificate holders...................................                       $2,411,200.00
                                                                                               -------------

B)              On the Expected Final Payment Date
                or a Special Payment Date,
                principal to be distributed to the
                Class A Certificateholders............................                                 $0.00
                                                                                               -------------

C)              Interest to be distributed to Class
                B Certificateholders......................................                       $535,808.33
                                                                                               -------------

D)              On the Expected Final Payment Date
                or a Special Payment Date, on or
                after the date Class A Invested
                Amount is paid in full, principal
                to be distributed to the Class B
                Certificateholders..................................                                   $0.00
                                                                                               -------------

E)              Interest to be distributed to the Collateral
                Interest Holder......................................                            $349,237.50
                                                                                               -------------

F)              On the Expected Final Payment Date
                After the date Class A and Class B
                Invested Amounts are paid in full, principal
                to be distributed to the Collateral Interest
                Holder.....................................................                            $0.00
                                                                                               -------------

                                 1998-2 Trustee

III.   ACCRUED AND UNPAID AMOUNTS

                After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

      1.        The aggregate amount of all
                unreimbursed Class A Investor
                Charge-Offs...........................................                                 $0.00
                                                                                               -------------

      2.        The aggregate amount by which the
                Class B Invested Amount has been
                reduced..................................................                              $0.00
                                                                                               -------------

      3.        The aggregate amount by which the
                Collateral Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

      4.        The aggregate amount by which the
                Class D Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

                                 Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                      15-Sep-99
Current Payment Date                   15-Oct-99
Actual / 360 Days                          30                 30                    30                    30
30 / 360 Days                              30                 30                    30                    30
Fixed / Floating                        Floating           Floating              Floating           Floating

                                        Class A             Class B       Collateral Invested       Class D         Total
                                                                                Amount
Certificate Rate                               5.510%             5.740%            6.355%           0.000%
Initial Balance                        528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                      52,500,000.00
Total Initial Amount                                                                                           802,500,000.00

Beginning Outstanding Amount           528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount              528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount              528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                 528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount     528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount        528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                70.40%             15.07%             8.93%            5.60%           100.00%
Floating Allocation Percentage                 70.40%             15.07%             8.93%            5.60%           100.00%
Principal Collections                   48,266,234.46      10,329,705.48      6,124,692.63     3,839,359.56     68,559,992.13
Realloc Finance Charge Collections       7,613,930.45       1,629,496.48        966,161.63       605,653.56     10,815,242.12
YSA Draw                                                                                                                 0.00
YSA Investment Proceeds                                                                                                  0.00
Realloc Finance Charge plus YSA Draw     7,613,930.45       1,629,496.48        966,161.63       605,653.56     10,815,242.12
Monthly Interest                         2,424,400.00         540,516.67        354,820.83             0.00      3,319,737.50
Investor Default Amount (Net)            2,593,744.52         555,100.63        329,130.46       206,320.59      3,684,296.20
Monthly Servicing Fee                      879,999.44         188,333.21        111,666.60        69,999.96      1,249,999.21
Total Due                                5,898,143.97       1,283,950.51        795,617.89       276,320.54      8,254,032.91

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                      10,815,242.12
Series Adjusted Portfolio Yield                                                                                         11.41%
Base Rate                                                                                                                7.31%

                                 Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                       Y
                         Accumulation Period (Y/N)                                    N
                         Early Amortization (Y/N)                                     N
                         Controlled Accumulation Period                             12.00
                         Holdings is Servicer                                         Y
                         Paydown Excess CIA (Y/N)                                     Y
                         Paydown Excess Class D (Y/N)                                 Y
                         Controlled Accumulation Amount                               53,416,666.67
                         Controlled Deposit Amount                                    53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                           0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                           0.00
                         Principal Funding Account Deposit                                     0.00
                         Ending Principal Funding Account Balance                              0.00
                         Principal Funding Investment Proceeds                                 0.00

                         Yield Supplement Account Beginning Balance                            0.00
                         Yield Supplement Account Release                                      0.00
                         Yield Supplement Account Ending Balance                               0.00

                         Reserve Account Beginning Balance                                     0.00
                         Required Reserve Account Amount                                       0.00
                         Funds Deposited into Reserve Account                                  0.00
                         Ending Reserve Account Balance                                        0.00

C. Certificate Balances and Distrubutions
                                                  Class A             Class B        CIA              Class D            Total
                           Beginning Balance     528,000,000.00     113,000,000.00    67,000,000.00  42,000,000.00    750,000,000.00
                         Interest Distributions    2,424,400.00         540,516.67       354,820.83           0.00      3,319,737.50
                                PFA Deposits               0.00                                                                 0.00
                         Principal Distributions           0.00               0.00             0.00           0.00              0.00
                         Total Distributions       2,424,400.00         540,516.67       354,820.83           0.00      3,319,737.50
                         Ending Certificate
                                 Balance         528,000,000.00     113,000,000.00    67,000,000.00  42,000,000.00    750,000,000.00
                                 Pool Factor            100.00%            100.00%          100.00%        100.00%
                         Total Distribution Per
                                 $1,000                  4.5917             4.7833           5.2958         0.0000
                         Interest Distribution
                                 Per $1,000              4.5917             4.7833           5.2958         0.0000
                         Principal Distribution
                                 Per $1,000              0.0000             0.0000           0.0000         0.0000

                                 Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       2,424,400.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      2,424,400.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     540,516.67
                       2 Amount of the distribution in respect of Class B monthly interest:                        540,516.67
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                         of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               354,820.83
                       2 Amount distributed in respect of Collateral Monthly Interest:                             354,820.83
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  10,815,242.12
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    8,254,032.91
                       3 Spread Account Requirement per Loan Agreement                                           7,560,000.00
                       4 Finance Charge Shortfall                                                                4,998,790.79
                       5 Available for Other Excess Allocation Series                                                    0.00

K. Application of Reallocated Investor Finance Charge Collections.

                                                                    Available            Due                Paid          Shortfall
                       1 Allocated Class A Available Funds            7,613,930.45
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    7,613,930.45

                       2 Class A Available Funds                      7,613,930.45
                         a Class A Monthly Interest                                     2,424,400.00     2,424,400.00       0.00
                         b Class A Servicing Fee                                          879,999.44       879,999.44       0.00
                         c Class A Investor Default Amount                              2,593,744.52     2,593,744.52       0.00
                         d Class A Excess                             1,715,786.48

                       3 Class B Available Funds                      1,629,496.48
                         a Class B Monthly Interest                                       540,516.67       540,516.67       0.00
                         b Class B Servicing Fee                                          188,333.21       188,333.21       0.00
                         c Class B Excess                               900,646.60

                       4 Collateral Available Funds                     966,161.63
                         a Collateral Servicing Fee                                       111,666.60       111,666.60       0.00
                         b Collateral Excess                            854,495.03

                       5 Class D Available Funds                        605,653.56
                         a Class D Servicing Fee                                           69,999.96        69,999.96       0.00
                         b Class D Excess                               535,653.60

                       6 Total Excess Spread                          4,006,581.72

                                 Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                       Available          Due                  Paid       Shortfall
                       1 Available Excess Spread                      4,006,581.72
                       2 Excess Fin Charge Coll                               0.00
                              from Other Series
                       3 Available Funds                              4,006,581.72
                       4 Class A Required Amount Shortfalls                                     0.00             0.00          0.00
                       5 Class B Defaults                                                 555,100.63       555,100.63          0.00
                       6 Monthly Servicing Fee Shortfalls                                       0.00             0.00          0.00
                       7 Collateral Monthly Interest                                      354,820.83       354,820.83          0.00
                       8 Collateral Default Amount                                        329,130.46       329,130.46          0.00
                       9 Reserve Account Deposit                                                0.00             0.00          0.00
                      10 Class D Monthly Interest                                               0.00             0.00          0.00
                      11 Class D Default Amount                                           206,320.59       206,320.59          0.00
                      12 Other CIA Amounts Owed                                         3,509,131.27     2,561,209.21    947,922.06
                      13 Excess Fin Coll for Other Series                                       0.00             0.00          0.00
                      14 Excess Spread                                        0.00
                      15 Writedowns
                                           a Class A                          0.00
                                           b Class B                          0.00
                                           c CIA                              0.00
                                           d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                 68,559,992.13
                       2 Principal Required to Fund the Required Amount                                 0.00
                       3 Shared Principal Collections from other Series                                 0.00
                       4 Other Amounts Treated as Principal Collections                         3,684,296.20
                       5 Available Principal Collections                                       72,244,288.33

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                            67,000,000.00
                       2 Required Collateral Invested Amount                                   67,000,000.00
                       3 Amount used to pay Excess CIA                                                  0.00
                       4 Available Principal Collections                                       72,244,288.33

                       5 Class D                                                               42,000,000.00
                       6 Required Class D                                                      42,000,000.00
                       7 Amount used to pay Excess Class D                                              0.00
                       8 Available Principal Collections                                       72,244,288.33

                                 Series 1998-3

O. Application of Principal Collections during the Accumulation Period
                       1 Available Principal Collections                                                        72,244,288.33
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              72,244,288.33
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              72,244,288.33
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              72,244,288.33
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           72,244,288.33

                                 Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    7.31%
                                           b Prior Monthly Period                                      7.21%
                                           c Second Prior Monthly Period                               7.12%

                         Three Month Average Base Rate                                                                  7.21%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   11.41%
                                           b Prior Monthly Period                                     11.82%
                                           c Second Prior Monthly Period                              10.59%

                         Three Month Average Series Adjusted Portfolio Yield                                           11.27%

                       3 Excess Spread
                                           a Current Monthly Period                                    4.10%
                                           b Prior Monthly Period                                      4.61%
                                           c Second Prior Monthly Period                               3.47%

                         Three Month Average Excess Spread                                                              4.06%

                                 1998-3 Trustee


           ----------------------------------------------------------

                     Partners First Credit Card Master Trust

                                  Series 1998-3

           ----------------------------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998
(as amended and supplemented, the "Pooling and Servicing
Agreement"), among Holdings, Partners First Receivables Funding
LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

             1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-3 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

             2. Holdings is the Servicer

             3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make
withdrawals from the Collection Account on                  10/15/99
which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class
B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts
(ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

                                 1998-3 Trustee

With respect to the Class A Certificates

A)                  (1)  Interest at the Class A
                Certificate Rate for the related
                Interest Period on the Class A Invested
                Amount .......................................................                 $2,424,400.00
                                                                                               -------------
                    (2)  Class A Monthly Interest
                previously due but not paid.........................                                   $0.00
                                                                                               -------------
                    (3)  Class A Additional Interest
                and any Class A Additional Interest due
                but not paid ................................................                          $0.00
                                                                                               -------------

B)                  (1)  The Class A Servicing Fee for
                the related Monthly Period , if
                applicable.....................................................                  $879,999.44
                                                                                               -------------
                    (2)  Accrued and unpaid Class A
                Servicing Fees, if applicable.........................                                 $0.00
                                                                                               -------------

C)               Class A Investor Default Amount
                for the related Monthly Period................                                 $2,593,744.52
                                                                                               -------------

With respect to the Class B Certificates

A)                  (1)  Interest at the Class B
                Certificate Rate for the related
                Monthly Period on the Class B Invested
                Amount .......................................................                   $540,516.67
                                                                                               -------------
                    (2)  Class B Monthly Interest
                previously due but not paid.......................                                     $0.00
                                                                                               -------------
                    (3)  Class B Additional Interest
                and any Class B Additional Interest
                previously due but not paid........................                                    $0.00
                                                                                               -------------

B)                  (1)  The Class B Servicing Fee for
                the related Monthly Period, if
                applicable..............................................                         $188,333.21
                                                                                               -------------
                    (2)  Accrued and unpaid Class B
                Servicing Fees, if applicable.......................                                   $0.00
                                                                                               -------------


                                 1998-3 Trustee

With respect to the Collateral Interest

A)                  (1)  The Collateral Servicing Fee
                for the related Monthly Period, if
                applicable.............................................                          $111,666.60
                                                                                               -------------
                    (2)  Accrued and unpaid Collateral
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

B)                  (1)  The Class D Servicing Fee
                for the related Monthly Period, if
                applicable.......................................................                 $69,999.96
                                                                                               -------------
                    (2)  Accrued and unpaid Class D
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

                The Servicer hereby instructs
                the Trustee (i) to make withdrawals
                from the Collection Account on
                     15-Oct-99  which date is a
                Distribution Date under the
                Supplement, in the aggregate amounts
                (equal to the Available Principal
                Collections) as set forth below in
                respect of the following amounts and
                (ii) to apply the proceeds of such
                withdrawals.

C)                      (1)    The excess, if any, of the
                               Collateral Invested Amount
                               over the Required Collateral
                               Invested Amount paid to the
                               Collateral Interest Holder
                               pursuant to the Loan
                               Agreement...................................                            $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------

                                     Page 3

                                 1998-3 Trustee

With respect to the Class D Certificates

A)                      (1)    The excess, if any, of the
                               Class D Amount
                               over the Required Class D
                               Invested Amount paid to the
                               Class D Holder............................                              $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------


With Respect to Principal

A)                   (1)       The Lesser of the Controlled
                Deposit Amount and the sum of the
                Class A Adjusted Invested Amount
                and the Class B Adjusted Invested
                Amount deposited in the Principal
                Funding Account.........................................                               $0.00
                                                                                               -------------
                     (2)       After the Class B Invested
                Amount is paid in full, the amount
                paid to the Collateral Interest
                Holder (up to the Collateral
                Invested Amount) pursuant to the
                Loan Agreement.........................................                                $0.00
                                                                                               -------------
                     (3)       Prior to the date the Class B
                Invested Amount is paid in full,
                excess of the Collateral Invested
                Amount over the Required
                Collateral Invested Amount paid to
                the Collateral Interest Holder
                pursuant to the Loan Agreement................                                         $0.00
                                                                                               -------------
                     (4)       Prior to the date the Class B
                Invested Amount is paid in full,
                amount to be treated as Shared
                Principal Collections                                                                  $0.00
                                                                                               -------------


                                     Page 4

                                 1998-3 Trustee

                     (1)       An amount up to the Class A
                Adjusted Invested Amount deposited
                in the Principal Funding Account........                                               $0.00
                                                                                               -------------
                     (2)       On and after the Distribution
                Date on which the Class A Invested Amount
                deposited in the Principal Funding
                Account........................................................                        $0.00
                                                                                               -------------
                     (3)       On and after the Distribution
                Date on which the Class B Invested
                Amount is paid in full, an amount
                up to the Collateral Invested
                Amount paid to the Collateral
                Interest Holder pursuant to the
                Loan Agreement..........................................                               $0.00
                                                                                               -------------

The Servicer does hereby instruct the Trustee to apply on                 10/15/99
Distribution Date under the Supplement, any Excess Spread
which is allocated to Series 1998-3 as follows:

A)              Class A Required Amount applied in
                the priority set forth....................................                             $0.00
                                                                                               -------------

B)              Aggregate amount of Class A
                Investor Charge-Offs not
                previously reimbursed allocated to
                Available Principal Collections.                                                       $0.00
                                                                                               -------------

C)              Class B Required Amount applied
                first in the priority set forth
                and any remaining amount up to the
                Class B Investor Default Amount
                allocated to Available Principal
                Collections...................................................                   $555,100.63
                                                                                               -------------

D)              The amount by which the "Class B
                Invested Amount" has been reduced
                pursuant to clauses (c), (d) and
                (e) of the definition thereof
                allocated to Available Principal
                Collections...................................................                         $0.00
                                                                                               -------------






                                     Page 5

                                 1998-3 Trustee


E)                 (1)   Collateral Monthly Interest.....................                        $354,820.83
                                                                                               -------------
                   (2)   Collateral Monthly Interest
                previously due but not paid.............................                               $0.00
                                                                                               -------------
                   (3)   Collateral Additional Interest and
                any Collateral Additional Interest
                previously due and not paid............................                                $0.00
                                                                                               -------------

F)              Monthly Servicing Fee for such
                Distribution Date that has not
                been paid to the Servicer and any
                Monthly Servicing Fee previously
                due but not paid to the Servicer.                                                      $0.00
                                                                                               -------------

G)              Collateral Default Amount
                allocated to Available Principal
                Collections...........................................................           $329,130.46
                                                                                               -------------

H)              The amount by which the
                "Collateral Invested Amount" has
                been reduced pursuant to the
                definition thereof and allocated to
                Available Principal Collections.......................                                 $0.00
                                                                                               -------------

I)              The excess of the Required Reserve
                Account Amount over the Available
                Reserve Amount deposited into the
                Reserve Account..........................................                              $0.00
                                                                                               -------------

J)              Paid to the Collateral Interest
                Holder pursuant to the Loan
                Agreement...................................................                           $0.00
                                                                                               -------------

K)              Treated as Excess Finance Charge
                Collections and allocated to other
                Series or paid to the Holders of
                the Transferor Certificates...........................                                 $0.00
                                                                                               -------------

                                 1998-3 Trustee

The Servicer does hereby instruct the Trustee to apply on
       10/15/99 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying
Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the
Principal Funding Account, as applicable, on                     10/15/99 which
date is a Payment Date under the Supplement, the following amounts as set forth below:

A)              Interest to be distributed to Class
                A Certificate holders...................................                       $2,424,400.00
                                                                                               -------------

B)              On the Expected Final Payment Date
                or a Special Payment Date,
                principal to be distributed to the
                Class A Certificateholders............................                                 $0.00
                                                                                               -------------

C)              Interest to be distributed to Class
                B Certificateholders......................................                       $540,516.67
                                                                                               -------------

D)              On the Expected Final Payment Date
                or a Special Payment Date, on or
                after the date Class A Invested
                Amount is paid in full, principal
                to be distributed to the Class B
                Certificateholders..................................                                   $0.00
                                                                                               -------------

E)              Interest to be distributed to the Collateral
                Interest Holder......................................                            $354,820.83
                                                                                               -------------

F)              On the Expected Final Payment Date
                After the date Class A and Class B
                Invested Amounts are paid in full, principal
                to be distributed to the Collateral Interest
                Holder.....................................................                            $0.00
                                                                                               -------------

                                     Page 7

                                 1998-3 Trustee

III.   ACCRUED AND UNPAID AMOUNTS

                After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

      1.        The aggregate amount of all
                unreimbursed Class A Investor
                Charge-Offs...........................................                                 $0.00
                                                                                               -------------

      2.        The aggregate amount by which the
                Class B Invested Amount has been
                reduced..................................................                              $0.00
                                                                                               -------------

      3.        The aggregate amount by which the
                Collateral Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

      4.        The aggregate amount by which the
                Class D Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

                                 Trust Inputs                       Attachment E

Daily Collections Sheet
                Portfolio Activity Reporting Date (Current Payment Date)                                           18-Jan-00
                Monthly Settlement Period Start Date                                                                1-Dec-99
                Monthly Settlement  Period End Date                                                                31-Dec-99
                Monthly Period                                                                                      December
                Next Distribution Date                                                                             15-Feb-00
                Beginning Month  Principal Receivables                                                      1,650,850,760.94
                Beginning Month Finance Charge Receivables                                                        50,487,178
                Ending Finance Charge Receivables                                                                 52,464,313
                Discount Percentage                                                                                    0.00%


Monthly Trust Activity Sheet
                Servicing Fee                                                                                          2.00%
                Beginning Special Funding Account Balance                                                               0.00
                Required Minimum Principal Balance                                                                   107.00%
                Reallocation of Finance Charge Collections                                     Monthly Trust Activity Row 90
                30-59 Days Delinquent                                                                          33,162,711.71
                60-89 Days Delinquent                                                                          21,473,622.00
                90+ Days Delinquent                                                                            41,473,729.98
                Total 30+ Days Delinquent                                                                      96,110,063.69
                Collection Account Investment Proceeds                                                             49,885.52

                Aggregate Account Addition or Removal (Y/N)                                                                Y
                Date of Account Addition or Removal                                                                 1-Dec-99
                Principal Receivables Added                                                                   251,501,852.22
                Finance Charge Receivables Added                                                                  726,614.66
                Principal Receivables at the End of the Day of Addition or Removal                          1,898,980,790.31

                               Daily Collections

Partners First Credit Card Master Trust                                                                                    03/27/00

Monthly Settlement Period Start Date                                        01-Dec-99
Monthly Settlement  Period End Date                                         31-Dec-99
Next Distribution Date                                                      15-Feb-00       Portfolio Activity
Beginning Month  Principal Receivables                               1,650,850,760.94       Reporting Date                18-Jan-00
Beginning Month Adjusted Principal Receivables                       1,650,850,760.94
Discount Percentage                                                              0.00%
Beginning Month Trust Principal Receivables                          1,650,850,760.94

                                               Beginning
                                               Principal              Finance Charge            Interchange             Principal
        Day                   Date            Receivables               Collections             Collections            Collections
------------------------------------------------------------------------------------------------------------------------------------
Wednesday                   12/01/99       1,650,850,760.94                945,386.97                                  5,735,831.72
Thursday                    12/02/99       1,898,980,790.31                959,178.65                                  5,937,842.27
Friday                      12/03/99       1,900,047,026.66              1,293,747.98                                  9,327,162.94
Saturday                    12/04/99       1,897,261,210.01                      0.00                                          0.00
Sunday                      12/05/99       1,897,261,210.01              1,684,784.49                                 10,783,202.70
Monday                      12/06/99       1,892,453,097.74              1,079,224.61                                  6,672,809.48
Tuesday                     12/07/99       1,896,042,581.88                735,873.01                                  6,042,170.33
Wednesday                   12/08/99       1,898,137,683.01                702,368.02                                  4,998,298.13
Thursday                    12/09/99       1,900,652,684.61                959,416.08                                  5,845,519.27
Friday                      12/10/99       1,901,746,417.66                921,176.02                                  7,141,378.92
Saturday                    12/11/99       1,901,743,030.47                      0.00                                          0.00
Sunday                      12/12/99       1,901,743,030.47              1,234,005.98                                  9,976,870.88
Monday                      12/13/99       1,898,707,855.40                784,108.26                                  4,857,615.62
Tuesday                     12/14/99       1,905,567,570.65                605,802.05                                  4,983,208.74
Wednesday                   12/15/99       1,910,016,367.17                619,460.04                                  4,327,550.11
Thursday                    12/16/99       1,913,762,430.93                830,059.18                                  6,545,687.80
Friday                      12/17/99       1,913,408,690.65                760,774.76                                  5,404,948.93
Saturday                    12/18/99       1,912,078,726.61                      0.00                                          0.00
Sunday                      12/19/99       1,912,078,726.61              1,231,470.49                                 10,025,698.18
Monday                      12/20/99       1,909,198,690.78                843,875.32                                  5,670,586.37
Tuesday                     12/21/99       1,915,533,592.90                747,057.15                                  4,977,058.09
Wednesday                   12/22/99       1,919,680,096.09                878,270.26                                  5,796,174.95
Thursday                    12/23/99       1,922,936,502.44                869,409.32                                  7,203,117.99
Friday                      12/24/99       1,924,157,126.50                      0.00                                          0.00
Saturday                    12/25/99       1,924,157,126.50                      0.00                                          0.00
Sunday                      12/26/99       1,924,157,126.50              1,622,138.00                                 12,003,267.77
Monday                      12/27/99       1,927,885,733.86                236,557.07                                  2,768,641.12
Tuesday                     12/28/99       1,930,542,028.21              1,328,922.86                                 10,584,031.07
Wednesday                   12/29/99       1,925,154,805.36                956,385.39                                  5,188,642.60
Thursday                    12/30/99       1,925,796,352.07              1,053,822.06                                  6,042,683.71
Friday                      12/31/99       1,925,313,117.91                819,391.80                                  6,402,799.27

Monthly Totals                             1,650,850,760.94             24,702,665.82          2,850,183.87          175,242,798.96
(1) Includes Fraud Charge-Offs equal to: 157,338.93

                                                Principal                 New                 Principal
                                                Adjustment              Principal              Charge-off             Recovery
        Day                   Date                Amount               Receivables             Amount(1)             Collections
------------------------------------------------------------------------------------------------------------------------------------
Wednesday                          12/01/99          0.00          259,632,377.38           5,766,516.29
Thursday                           12/02/99          0.00            7,004,078.62                   0.00
Friday                             12/03/99          0.00            6,541,346.29                   0.00
Saturday                           12/04/99          0.00                    0.00                   0.00
Sunday                             12/05/99          0.00            5,975,090.43                   0.00
Monday                             12/06/99          0.00           10,262,054.22                (239.40)
Tuesday                            12/07/99          0.00            8,137,271.46                   0.00
Wednesday                          12/08/99          0.00            7,509,924.11              (3,375.62)
Thursday                           12/09/99          0.00            6,939,252.32                   0.00
Friday                             12/10/99          0.00            7,137,991.73                   0.00
Saturday                           12/11/99          0.00                    0.00                   0.00
Sunday                             12/12/99          0.00            6,941,695.81                   0.00
Monday                             12/13/99          0.00           11,717,330.87                   0.00
Tuesday                            12/14/99          0.00            9,432,005.26                   0.00
Wednesday                          12/15/99          0.00            8,073,613.87                   0.00
Thursday                           12/16/99          0.00            7,770,729.39           1,578,781.87
Friday                             12/17/99          0.00            7,828,151.70           3,753,166.81
Saturday                           12/18/99          0.00                    0.00                   0.00
Sunday                             12/19/99          0.00            7,145,662.35                   0.00
Monday                             12/20/99          0.00           12,079,304.04              73,815.55
Tuesday                            12/21/99          0.00            9,305,700.69             182,139.41
Wednesday                          12/22/99          0.00            9,052,581.30                   0.00
Thursday                           12/23/99          0.00            8,423,742.05                   0.00
Friday                             12/24/99          0.00                    0.00                   0.00
Saturday                           12/25/99          0.00                    0.00                   0.00
Sunday                             12/26/99          0.00           15,731,875.13                   0.00
Monday                             12/27/99          0.00            5,424,935.47                   0.00
Tuesday                            12/28/99          0.00            5,194,848.84              (1,959.38)
Wednesday                          12/29/99          0.00            5,830,189.31                   0.00
Thursday                           12/30/99          0.00            5,552,563.92              (6,885.63)
Friday                             12/31/99          0.00            5,453,353.05                   0.00

Monthly Totals                                       0.00          460,097,669.61          11,341,959.90            892,312.85

                                                    Ending              Invested Amt +
                                                   Principal             Req Transferor     Special Funding          SFA Earnings
        Day                          Date         Receivables                Amount         Account Balance
---------------------------------------------------------------------------------------------------------------------------------

Wednesday                          12/01/99     1,898,980,790.31        1,605,000,000.00            0.00
Thursday                           12/02/99     1,900,047,026.66        1,605,000,000.00            0.00
Friday                             12/03/99     1,897,261,210.01        1,605,000,000.00            0.00
Saturday                           12/04/99     1,897,261,210.01        1,605,000,000.00            0.00
Sunday                             12/05/99     1,892,453,097.74        1,605,000,000.00            0.00
Monday                             12/06/99     1,896,042,581.88        1,605,000,000.00            0.00
Tuesday                            12/07/99     1,898,137,683.01        1,605,000,000.00            0.00
Wednesday                          12/08/99     1,900,652,684.61        1,605,000,000.00            0.00
Thursday                           12/09/99     1,901,746,417.66        1,605,000,000.00            0.00
Friday                             12/10/99     1,901,743,030.47        1,605,000,000.00            0.00
Saturday                           12/11/99     1,901,743,030.47        1,605,000,000.00            0.00
Sunday                             12/12/99     1,898,707,855.40        1,605,000,000.00            0.00
Monday                             12/13/99     1,905,567,570.65        1,605,000,000.00            0.00
Tuesday                            12/14/99     1,910,016,367.17        1,605,000,000.00            0.00
Wednesday                          12/15/99     1,913,762,430.93        1,605,000,000.00            0.00
Thursday                           12/16/99     1,913,408,690.65        1,605,000,000.00            0.00
Friday                             12/17/99     1,912,078,726.61        1,605,000,000.00            0.00
Saturday                           12/18/99     1,912,078,726.61        1,605,000,000.00            0.00
Sunday                             12/19/99     1,909,198,690.78        1,605,000,000.00            0.00
Monday                             12/20/99     1,915,533,592.90        1,605,000,000.00            0.00
Tuesday                            12/21/99     1,919,680,096.09        1,605,000,000.00            0.00
Wednesday                          12/22/99     1,922,936,502.44        1,605,000,000.00            0.00
Thursday                           12/23/99     1,924,157,126.50        1,605,000,000.00            0.00
Friday                             12/24/99     1,924,157,126.50        1,605,000,000.00            0.00
Saturday                           12/25/99     1,924,157,126.50        1,605,000,000.00            0.00
Sunday                             12/26/99     1,927,885,733.86        1,605,000,000.00            0.00
Monday                             12/27/99     1,930,542,028.21        1,605,000,000.00            0.00
Tuesday                            12/28/99     1,925,154,805.36        1,605,000,000.00            0.00
Wednesday                          12/29/99     1,925,796,352.07        1,605,000,000.00            0.00
Thursday                           12/30/99     1,925,313,117.91        1,605,000,000.00            0.00
Friday                             12/31/99     1,924,363,671.69        1,605,000,000.00            0.00

Monthly Totals                                  1,924,363,671.69        1,605,000,000.00            0.00                   0.00

                             Monthly Trust Activity


A. Trust Level Activity
         Number of Days in Collection Period                                                                             31
         Beginning Principal Receivables Balance                                                           1,650,850,760.94
         Beginning Special Funding Account Balance                                                                     0.00
         Beginning Principal Receivables + SFA Balance                                                     1,650,850,760.94
         Special Funding Account Earnings                                                                              0.00
         Finance Charge Collections                                                                           24,702,665.82
         Interchange Collections                                                                               2,850,183.87
         Collection Account Investment Proceeds                                                                   49,885.52
         Recoveries treated as Finance Charge Collections                                                              0.00
         Total Finance Charge Receivables Collections                                                         27,602,735.21
         Principal Receivables Collections                                                                   175,242,798.96
         Recoveries treated as Principal Collections                                                             892,312.85
         Total Principal Receivables Collections                                                             176,135,111.81
         Monthly Payment Rate (Principal  plus Interest divided by Avg. Principal Receivables)                       10.66%
         Defaulted Amount (Net of Recoveries)                                                                 10,291,868.12
         Annualized Default Rate                                                                                      7.48%
         Trust Portfolio Yield                                                                                       20.06%
         New Principal Receivables                                                                           460,097,669.61
         Aggregate Account Addition or Removal (Y/N)?                                                                     Y
         Date of Addition/Removal                                                                                  1-Dec-99
         Principal Receivables at the end of the day of Addition/Removal                                   1,898,980,790.31
         SFA Balance at the end of the day of Addition/Removal                                                         0.00
         Principal Receivables + SFA Balance at the end of the day of Addition/Removal                     1,898,980,790.31
         Percentage of the Collection Period which is before the Addition/Removal Date                                0.00%
         Ending Principal Receivables Balance                                                              1,924,363,671.69
         Ending Special Funding Account (SFA) Balance                                                                  0.00
         Ending Principal Receivables + SFA Balance                                                        1,924,363,671.69
         Required Minimum Principal Balance                                                                1,605,000,000.00
         Transferor Percentage                                                                                       28.29%

                             Monthly Trust Activity

B. Series Allocations
                                                              Total                  1998-2                  1998-3
         Group                                                                          1                      1
         Class A Invested Amount                                                      528,000,000.00         528,000,000.00
         Class B Invested Amount                                                      113,000,000.00         113,000,000.00
         Collateral Invested Amount                                                    67,000,000.00          67,000,000.00
         Class D Invested Amount                                                       42,000,000.00          42,000,000.00
         Total Invested Amount                              1,500,000,000.00          750,000,000.00         750,000,000.00
         Required Transferor Amount                           105,000,000.00           52,500,000.00          52,500,000.00
         Invested Amount + Req Transf Amount                1,605,000,000.00          802,500,000.00         802,500,000.00
         Series Allocation Percentage                                100.00%                  50.00%                 50.00%
         Series Allocable Finance Charge Collections                                   13,801,367.61          13,801,367.61
         Series Allocable Principal Collections                                        88,067,555.91          88,067,555.91
         Series Allocable Defaulted Amounts                                             5,145,934.06           5,145,934.06
         Series Allocable Servicing Fee                                                 1,250,000.00           1,250,000.00
         In Revolving Period?                                                                      Y                      Y
         Available for Shared Principal Collections           147,258,187.82           73,629,093.91          73,629,093.91
         Principal Shortfall                                            0.00                    0.00                   0.00
         Allocation of Shared Principal Collections                     0.00                    0.00                   0.00
         FC Available for other Excess Allocation Series        2,302,544.30            1,151,272.17           1,151,272.14
         Finance Charge Shortfall                                       0.00                    0.00                   0.00
         Allocation of Excess Finance Charge Collections                0.00                    0.00                   0.00


B. Series Allocations
         Amounts Due                                                                 1998-2                  1998-3
                          Principal Allocation Percentage                                     78.99%                 78.99%
                          Floating Allocation Percentage                                      78.99%                 78.99%
                          Class A Certificate Rate                                            6.563%                 6.593%
                          Class B Certificate Rate                                            6.773%                 6.823%
                          CIA Certificate Rate                                                7.338%                 7.438%
                          Class D Certificate Rate                                            0.000%                 0.000%
                          Class A Interest                                              3,272,500.00           3,287,460.00
                          Class B Interest                                                722,776.25             728,112.36
                          Collateral Monthly Interest                                     464,300.69             470,628.47
                          Class D Interest                                                      0.00                   0.00
                          Investor Monthly Interest                                     4,459,576.94           4,486,200.83
                          Investor Default Amount (Net of Recoveries)                   4,064,759.96           4,064,759.96
                          Interchange Collections                                       1,125,676.42           1,125,676.42
                          0.75% of Interchange                                            468,750.00             468,750.00
                          Servicer Interchange                                            468,750.00             468,750.00
                          Monthly Servicing Fee (Before Adjustments)                    1,250,000.00           1,250,000.00
                              Interchange Adjustment                                            0.00                   0.00
                              SFA Adjustment                                                    0.00                   0.00
                          Monthly Servicing Fee (After Adjustments)                     1,250,000.00           1,250,000.00

C. Group 1 Allocations
                                                              Total                  1998-2                  1998-3
         Adjusted Invested Amount for Series                1,500,000,000.00          750,000,000.00         750,000,000.00
         Principal Collections                                139,128,667.90           69,564,333.95          69,564,333.95
         Finance Charge Collections                            21,803,328.94           10,901,664.47          10,901,664.47
         Investor Monthly Interest                              8,945,777.78            4,459,576.94           4,486,200.83
         Investor Default Amount                                8,129,519.93            4,064,759.96           4,064,759.96
         Monthly Servicing Fee                                  2,500,000.00            1,250,000.00           1,250,000.00
         Total Amount Due                                      19,575,297.70            9,774,336.91           9,800,960.80
         Excess Before Reallocation                             2,228,031.23            1,127,327.56           1,100,703.67
         Reallocation of Finance Charge Collections                                       -13,311.94              13,311.94
         Dollars of Excess Spread                               2,228,031.23            1,114,015.62           1,114,015.62
         Percentage Excess Spread                                      1.78%                   1.78%                  1.78%
         Reallocated Finance Charge Collections                21,803,328.94           10,888,352.52          10,914,976.41

                             Monthly Trust Activity

C. Group 2 Allocations
                                                                       Total
         Beginning Invested Amount After Giving                         0.00
              Effect to Decrease occurring in monthly period
         Principal Collections                                          0.00
         Finance Charge Collections                                     0.00
         Investor Monthly Interest                                      0.00
         Investor Default Amount                                        0.00
         Monthly Servicing Fee                                          0.00
         Total Amount Due                                               0.00
         Excess Before Reallocation                                     0.00
         Reallocation of Finance Charge Collections
         Dollars of Excess Spread                                       0.00
         Percentage Excess Spread                                        n/a
         Reallocated Finance Charge Collections                         0.00

D. Trust Performance
         30-59 Days Delinquent                                                         33,162,711.71
         60-89 Days Delinquent                                                         21,473,622.00
         90+ Days Delinquent                                                           41,473,729.98
         Total 30+ Days Delinquent                                                     96,110,063.69

                                  1998-2 Inputs

Series Sheet
                Last Payment Date                                           15-Dec-99
                Current Payment Date                                        18-Jan-00

                                                                           Class A        Class B          CIA          Class D
                Fixed/Floating                                            Floating        Floating       Floating       Floating
                Certificate Rate                                          6.56250%        6.77250%       7.33750%        0.000%
                Initial Balance                                        528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Outstanding Amount                           528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Invested Amount                              528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Adjusted Invested Amount                     528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00

                Revolving Period (Y/N)                                       Y
                Accumulation Period (Y/N)                                    N
                Early Amortization (Y/N)                                     N
                Controlled Accumulation Period                               12
                Holdings is Servicer                                         Y
                Paydown Excess CIA (Y/N)                                     Y
                Paydown Excess Class D (Y/N)                                 Y
                Controlled Accumulation Amount                                53,416,666.67
                Prior Controlled Deposit Amount Shortfall                              0.00
                Controlled Deposit Amount                                     53,416,666.67
                Beginning Principal Funding Account Balance                            0.00
                Principal Funding Investment Proceeds                                  0.00
                YSA Investment Proceeds                                                0.00
                Yield Supplement Account Beginning Balance                             0.00
                Yield Supplement Account Release                                       0.00
                Yield Supplement Credit Amount Percentage                             0.00%

                Reserve Account Mechanics
                                Begin Funding Reserve Account (Y/N)                       N
                                Required Reserve Account Amount                        0.00
                                Beginning Balance                                      0.00

                Application of Principal Collections during Revolving Period
                                Required Collateral Invested Amount           67,000,000.00
                                Required Class D                              42,000,000.00

                Yield and Base Rate
                                Base Rate
                                     Prior Monthly Period                             7.32%
                                     Second Prior Monthly Period                      7.30%
                                Series Adjusted Portfolio Yield
                                     Prior Monthly Period                            11.08%
                                     Second Prior Monthly Period                     13.13%

                                CIA Applicable Excess Spread Percentage
                                     Prior Monthly Period                             3.76%
                                     Second Prior Monthly Period                      5.65%
                                     Third Prior Monthly Period                       4.10%
                                     Fourth Prior Monthly Period                      4.61%

                Ending Spread Account Balance Prior Distribution               7,597,256.55

                                  1998-3 Inputs

Series Sheet
                Last Payment Date                                            15-Dec-99
                Current Payment Date                                         18-Jan-00

                                                                           Class A          Class B          CIA          Class D
                Fixed/Floating                                            Floating        Floating       Floating       Floating
                Certificate Rate                                          6.59250%        6.82250%       7.43750%        0.000%
                Initial Balance                                         528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Outstanding Amount                            528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Invested Amount                               528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00
                Beginning Adjusted Invested Amount                      528,000,000.00  113,000,000.00  67,000,000.00  42,000,000.00

                Revolving Period (Y/N)                                         Y
                Accumulation Period (Y/N)                                      N
                Early Amortization (Y/N)                                       N
                Controlled Accumulation Period                                 12
                Holdings is Servicer                                           Y
                Paydown Excess CIA (Y/N)                                       Y
                Paydown Excess Class D (Y/N)                                   Y
                Controlled Accumulation Amount                                  53,416,666.67
                Prior Controlled Deposit Amount Shortfall                                0.00
                Controlled Deposit Amount                                       53,416,666.67
                Beginning Principal Funding Account Balance                              0.00
                Principal Funding Investment Proceeds                                    0.00
                YSA Investment Proceeds                                                  0.00
                Yield Supplement Account Beginning Balance                               0.00
                Yield Supplement Account Release                                         0.00
                Yield Supplement Credit Amount Percentage                               0.00%

                Reserve Account Mechanics
                                Begin Funding Reserve Account (Y/N)                         N
                                Required Reserve Account Amount                          0.00
                                Beginning Balance                                        0.00

                Application of Principal Collections during Revolving Period
                                Required Collateral Invested Amount             67,000,000.00
                                Required Class D                                42,000,000.00

                Yield and Base Rate
                                Base Rate
                                     Prior Monthly Period                               7.36%
                                     Second Prior Monthly Period                        7.34%
                                Series Adjusted Portfolio Yield
                                     Prior Monthly Period                              11.12%
                                     Second Prior Monthly Period                       13.17%

                                CIA Applicable Excess Spread Percentage
                                     Prior Monthly Period                               3.76%
                                     Second Prior Monthly Period                        5.65%
                                     Third Prior Monthly Period                         4.10%
                                     Fourth Prior Monthly Period                        4.61%

                Ending Spread Account Balance Prior Distribution                 7,597,256.52

                                 Series 1998-2

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       15-Dec-99
Current Payment Date                    18-Jan-00
Actual / 360 Days                           34                 34                   34                 34
30 / 360 Days                               33                 33                   33                 33
Fixed / Floating                         Floating           Floating             Floating           Floating

                                         Class A             Class B        Collateral Invested     Class D          Total
                                                                                  Amount

Certificate Rate                              6.56250%           6.77250%          7.33750%           0.000%
Initial Balance                         528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
Required Transferor Amount                                                                                      52,500,000.00
Total Initial Amount                                                                                           802,500,000.00

Beginning Outstanding Amount            528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
Ending Outstanding Amount               528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00

Beginning Invested Amount               528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
Ending Invested Amount                  528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00     113,000,000.00     67,000,000.00    42,000,000.00   750,000,000.00

Principal Allocation Percentage                 70.40%             15.07%             8.93%            5.60%          100.00%
Floating Allocation Percentage                  70.40%             15.07%             8.93%            5.60%          100.00%
Principal Collections                    48,973,291.10      10,481,026.32      6,214,413.83     3,895,602.70    69,564,333.95
Realloc Finance Charge Collections        7,665,400.18       1,640,511.78        972,692.83       609,747.74    10,888,352.52
YSA Draw                                                                                                                 0.00
YSA Investment Proceeds                                                                                                  0.00
Realloc Finance Charge plus YSA Draw      7,665,400.18       1,640,511.78        972,692.83       609,747.74    10,888,352.52
Monthly Interest                          3,272,500.00         722,776.25        464,300.69             0.00     4,459,576.94
Investor Default Amount (Net)             2,861,591.01         612,423.83        363,118.56       227,626.56     4,064,759.96
Monthly Servicing Fee                       880,000.00         188,333.33        111,666.67        70,000.00     1,250,000.00
Total Due                                 7,014,091.01       1,523,533.42        939,085.92       297,626.56     9,774,336.91

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                      10,888,352.52
Series Adjusted Portfolio Yield                                                                                        10.92%
Base Rate                                                                                                               8.30%

                                 Series 1998-2

Series Parameters
                         Revolving Period (Y/N)                                              Y
                         Accumulation Period (Y/N)                                           N
                         Early Amortization (Y/N)                                            N
                         Controlled Accumulation Period                                    12.00
                         Holdings is Servicer                                                Y
                         Paydown Excess CIA (Y/N)                                            Y
                         Paydown Excess Class D (Y/N)                                        Y
                         Controlled Accumulation Amount                                     53,416,666.67
                         Controlled Deposit Amount                                          53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                                 0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                                 0.00
                         Principal Funding Account Deposit                                           0.00
                         Ending Principal Funding Account Balance                                    0.00
                         Principal Funding Investment Proceeds                                       0.00

                         Yield Supplement Account Beginning Balance                                  0.00
                         Yield Supplement Account Release                                            0.00
                         Yield Supplement Account Ending Balance                                     0.00

                         Reserve Account Beginning Balance                                           0.00
                         Required Reserve Account Amount                                             0.00
                         Funds Deposited into Reserve Account                                        0.00
                         Ending Reserve Account Balance                                              0.00

C. Certificate Balances and Distrubutions
                                                 Class A             Class B         CIA               Class D            Total
                          Beginning Balance     528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                         Interest Distributions   3,272,500.00         722,776.25       464,300.69             0.00     4,459,576.94
                               PFA Deposits               0.00                                                                  0.00
                         Principal Distributions          0.00               0.00             0.00             0.00             0.00
                         Total Distributions      3,272,500.00         722,776.25       464,300.69             0.00     4,459,576.94
                         Ending Certificate
                                Balance         528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00   750,000,000.00
                                Pool Factor            100.00%            100.00%          100.00%          100.00%
                         Total Distribution Per
                                $1,000                  6.1979             6.3963           6.9299           0.0000
                         Interest Distribution
                                Per $1,000              6.1979             6.3963           6.9299           0.0000
                         Principal Distribution
                                Per $1,000              0.0000             0.0000           0.0000           0.0000

                                 Series 1998-2

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                    3,272,500.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                   3,272,500.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:               0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                        0.00
                       5 Amount of the distribution in respect of Class A Principal:                                  0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                0.00
                       2 Amount of Class A Investor Charge-Offs                                                       0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                          0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                 0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                       0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                  722,776.25
                       2 Amount of the distribution in respect of Class B monthly interest:                     722,776.25
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:               0.00
                       4 Amount of the distribution in respect of Class B additional interest:                        0.00
                       5 Amount of the distribution in respect of Class B principal:                                  0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                          0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                         0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                    0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                  0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                               0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                 Series 1998-2

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                            464,300.69
                       2 Amount distributed in respect of Collateral Monthly Interest:                          464,300.69
                       3 Amount distributed in respect of Collateral Additional Interest:                             0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                          0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                  0.00
                       2 The total amount reimbursed in respect of such reductions in the                             0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)               10,888,352.52
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.) 9,774,336.91
                       3 Spread Account Requirement per Loan Agreement                                          -37,256.55
                       4 Finance Charge Shortfall                                                                     0.00
                       5 Available for Other Excess Allocation Series                                         1,151,272.17

K. Application of Reallocated Investor Finance Charge Collections.

                                                                   Available                Due             Paid          Shortfall
                       1 Allocated Class A Available Funds           7,665,400.18
                         a Reserve Account Release                           0.00
                         b PFA Investment Earnings                           0.00
                         c Class A Available Funds                   7,665,400.18

                       2 Class A Available Funds                     7,665,400.18
                         a Class A Monthly Interest                                     3,272,500.00     3,272,500.00         0.00
                         b Class A Servicing Fee                                          880,000.00       880,000.00         0.00
                         c Class A Investor Default Amount                              2,861,591.01     2,861,591.01         0.00
                         d Class A Excess                              651,309.16

                       3 Class B Available Funds                     1,640,511.78
                         a Class B Monthly Interest                                       722,776.25       722,776.25         0.00
                         b Class B Servicing Fee                                          188,333.33       188,333.33         0.00
                         c Class B Excess                              729,402.20

                       4 Collateral Available Funds                    972,692.83
                         a Collateral Servicing Fee                                       111,666.67       111,666.67         0.00
                         b Collateral Excess                           861,026.16

                       5 Class D Available Funds                       609,747.74
                         a Class D Servicing Fee                                           70,000.00        70,000.00         0.00
                         b Class D Excess                              539,747.74

                       6 Total Excess Spread                         2,781,485.26

                                 Series 1998-2

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                     Available                Due             Paid       Shortfall
                       1 Available Excess Spread                     2,781,485.26
                       2 Excess Fin Charge Coll                              0.00
                              from Other Series
                       3 Available Funds                             2,781,485.26
                       4 Class A Required Amount Shortfalls                                   0.00             0.00         0.00
                       5 Class B Defaults                                               612,423.83       612,423.83         0.00
                       6 Monthly Servicing Fee Shortfalls                                     0.00             0.00         0.00
                       7 Collateral Monthly Interest                                    464,300.69       464,300.69         0.00
                       8 Collateral Default Amount                                      363,118.56       363,118.56         0.00
                       9 Reserve Account Deposit                                              0.00             0.00         0.00
                      10 Class D Monthly Interest                                             0.00             0.00         0.00
                      11 Class D Default Amount                                         227,626.56       227,626.56         0.00
                      12 Other CIA Amounts Owed                                         -37,256.55       -37,256.55         0.00
                      13 Excess Fin Coll for Other Series                                     0.00             0.00         0.00
                      14 Excess Spread                               1,151,272.17
                      15 Writedowns
                                          a Class A                          0.00
                                          b Class B                          0.00
                                          c CIA                              0.00
                                          d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                       69,564,333.95
                       2 Principal Required to Fund the Required Amount                       0.00
                       3 Shared Principal Collections from other Series                       0.00
                       4 Other Amounts Treated as Principal Collections               4,064,759.96
                       5 Available Principal Collections                             73,629,093.91

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                  67,000,000.00
                       2 Required Collateral Invested Amount                         67,000,000.00
                       3 Amount used to pay Excess CIA                                        0.00
                       4 Available Principal Collections                             73,629,093.91

                       5 Class D                                                     42,000,000.00
                       6 Required Class D                                            42,000,000.00
                       7 Amount used to pay Excess Class D                                    0.00
                       8 Available Principal Collections                             73,629,093.91

                                 Series 1998-2

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                     73,629,093.91
                                          a Controlled Deposit Amount                                                 0.00
                                          b Minimum of Avail Prin Coll and CDA                                        0.00
                                          c Controlled Deposit Amount Shortfall                                       0.00
                                          d Amount Deposited in PFA for Class A                                       0.00
                                          e Draw from PFA to pay Class A Principal                                    0.00
                                          f Class A Adjusted Invested Amount                                528,000,000.00

                       2 Remaining Principal Collections Available                                           73,629,093.91
                                          a Remaining PFA Balance                                                     0.00
                                          b Beginning Class B Outstanding Amount                            113,000,000.00
                                          c Beginning Class B Adjusted Invested Amount                      113,000,000.00
                                          d Amount Deposited in PFA for Class B                                       0.00
                                          e Draw from PFA to pay Class B Principal                                    0.00
                                          f Class B Adjusted Invested Amount                                113,000,000.00

                       3 Remaining Principal Collections Available                                           73,629,093.91
                                          a Remaining CIA Amount                                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c CIA at the end of the Period                                     67,000,000.00

                       4 Remaining Principal Collections Available                                           73,629,093.91
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

                         Class A Principal Paid to Investors                                                          0.00
                         Class B Principal Paid to Investors                                                          0.00
                         CIA Principal Paid to Investors                                                              0.00
                         Class D Principal Paid to Investors                                                          0.00
                         Ending Class A Outstanding Amount                                                  528,000,000.00
                         Ending Class B Outstanding Amount                                                  113,000,000.00
                         Ending CIA Outstanding Amount                                                       67,000,000.00
                         Ending Class D Outstanding Amount                                                   42,000,000.00

                       5 Shared Principal Collections                                                        73,629,093.91

                                 Series 1998-2

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                              0.00
                                          a Remaining Class A Adjusted Invested Amount                      528,000,000.00
                                          b Principal Paid to Class A                                                 0.00
                                          c End of Period Class A Adjusted Invested Amount                  528,000,000.00

                       2 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class B Adjusted Invested Amount                      113,000,000.00
                                          b Principal Paid to Class B                                                 0.00
                                          c End of Period Class B Adjusted Invested Amount                  113,000,000.00

                       3 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Collateral Invested Amount                             67,000,000.00
                                          b Principal Paid to CIA                                                     0.00
                                          c Collateral Invested Amount at the end of the Period              67,000,000.00

                       4 Remaining Principal Collections Available                                                    0.00
                                          a Remaining Class D Amount                                         42,000,000.00
                                          b Principal Paid to Class D                                                 0.00
                                          c Class D at the end of the Period                                 42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                          a Current Monthly Period                                  8.30%
                                          b Prior Monthly Period                                    7.32%
                                          c Second Prior Monthly Period                             7.30%

                         Three Month Average Base Rate                                                               7.64%

                       2 Series Adjusted Portfolio Yield
                                          a Current Monthly Period                                 10.92%
                                          b Prior Monthly Period                                   11.08%
                                          c Second Prior Monthly Period                            13.13%

                         Three Month Average Series Adjusted Portfolio Yield                                        11.71%

                       3 Excess Spread
                                          a Current Monthly Period                                  2.62%
                                          b Prior Monthly Period                                    3.76%
                                          c Second Prior Monthly Period                             5.83%

                         Three Month Average Excess Spread                                                           4.07%

                                 1998-2 Trustee

           ----------------------------------------------------------

                     Partners First Credit Card Master Trust

                                  Series 1998-2

           ----------------------------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998
(as amended and supplemented, the "Pooling and Servicing
Agreement"), among Holdings, Partners First Receivables Funding
LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

             1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-2 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

             2. Holdings is the Servicer

             3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make
withdrawals from the Collection Account on                  01/18/00
which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class
B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts
(ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

                                 1998-2 Trustee


With respect to the Class A Certificates

A)                  (1)  Interest at the Class A
                Certificate Rate for the related
                Interest Period on the Class A Invested
                Amount .......................................................                 $3,272,500.00
                                                                                               -------------
                    (2)  Class A Monthly Interest
                previously due but not paid.........................                                   $0.00
                                                                                               -------------
                    (3)  Class A Additional Interest
                and any Class A Additional Interest due
                but not paid ................................................                          $0.00
                                                                                               -------------

B)                  (1)  The Class A Servicing Fee for
                the related Monthly Period , if
                applicable.....................................................                  $880,000.00
                                                                                               -------------
                    (2)  Accrued and unpaid Class A
                Servicing Fees, if applicable.........................                                 $0.00
                                                                                               -------------

C)               Class A Investor Default Amount
                for the related Monthly Period................                                 $2,861,591.01
                                                                                               -------------

With respect to the Class B Certificates

A)                  (1)  Interest at the Class B
                Certificate Rate for the related
                Monthly Period on the Class B Invested
                Amount .......................................................                   $722,776.25
                                                                                               -------------
                    (2)  Class B Monthly Interest
                previously due but not paid.......................                                     $0.00
                                                                                               -------------
                    (3)  Class B Additional Interest
                and any Class B Additional Interest
                previously due but not paid........................                                    $0.00
                                                                                               -------------

B)                  (1)  The Class B Servicing Fee for
                the related Monthly Period, if
                applicable..............................................                         $188,333.33
                                                                                               -------------
                    (2)  Accrued and unpaid Class B
                Servicing Fees, if applicable.......................                                   $0.00
                                                                                               -------------

                                 1998-2 Trustee

With respect to the Collateral Interest
A)                  (1)  The Collateral Servicing Fee
                for the related Monthly Period, if
                applicable.............................................                          $111,666.67
                                                                                               -------------
                    (2)  Accrued and unpaid Collateral
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

B)                  (1)  The Class D Servicing Fee
                for the related Monthly Period, if
                applicable.......................................................                 $70,000.00
                                                                                               -------------
                    (2)  Accrued and unpaid Class D
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

                The Servicer hereby instructs
                the Trustee (i) to make withdrawals
                from the Collection Account on
                     18-Jan-00  which date is a
                Distribution Date under the
                Supplement, in the aggregate amounts
                (equal to the Available Principal
                Collections) as set forth below in
                respect of the following amounts and
                (ii) to apply the proceeds of such
                withdrawals.

C)                      (1)    The excess, if any, of the
                               Collateral Invested Amount
                               over the Required Collateral
                               Invested Amount paid to the
                               Collateral Interest Holder
                               pursuant to the Loan
                               Agreement...................................                            $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------
                                     Page 3

                                 1998-2 Trustee

With respect to the Class D Certificates

A)                      (1)    The excess, if any, of the
                               Class D Amount
                               over the Required Class D
                               Invested Amount paid to the
                               Class D Holder............................                              $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------

With Respect to Principal

A)                   (1)       The Lesser of the Controlled
                Deposit Amount and the sum of the
                Class A Adjusted Invested Amount
                and the Class B Adjusted Invested
                Amount deposited in the Principal
                Funding Account.........................................                               $0.00
                                                                                               -------------
                     (2)       After the Class B Invested
                Amount is paid in full, the amount
                paid to the Collateral Interest
                Holder (up to the Collateral
                Invested Amount) pursuant to the
                Loan Agreement.........................................                                $0.00
                                                                                               -------------
                     (3)       Prior to the date the Class B
                Invested Amount is paid in full,
                excess of the Collateral Invested
                Amount over the Required
                Collateral Invested Amount paid to
                the Collateral Interest Holder
                pursuant to the Loan Agreement................                                         $0.00
                                                                                               -------------
                     (4)       Prior to the date the Class B
                Invested Amount is paid in full,
                amount to be treated as Shared
                Principal Collections                                                                  $0.00
                                                                                               -------------
                                     Page 4

                                 1998-2 Trustee

                     (1)       An amount up to the Class A
                Adjusted Invested Amount deposited
                in the Principal Funding Account........                                               $0.00
                                                                                               -------------
                     (2)       On and after the Distribution
                Date on which the Class A Invested Amount
                deposited in the Principal Funding
                Account........................................................                        $0.00
                                                                                               -------------
                     (3)       On and after the Distribution
                Date on which the Class B Invested
                Amount is paid in full, an amount
                up to the Collateral Invested
                Amount paid to the Collateral
                Interest Holder pursuant to the
                Loan Agreement..........................................                               $0.00
                                                                                               -------------

The Servicer does hereby instruct the Trustee to apply on                 01/18/00
Distribution Date under the Supplement, any Excess Spread
which is allocated to Series 1998-2 as follows:

A)              Class A Required Amount applied in
                the priority set forth....................................                             $0.00
                                                                                               -------------

B)              Aggregate amount of Class A
                Investor Charge-Offs not
                previously reimbursed allocated to
                Available Principal Collections.                                                       $0.00
                                                                                               -------------

C)              Class B Required Amount applied
                first in the priority set forth
                and any remaining amount up to the
                Class B Investor Default Amount
                allocated to Available Principal
                Collections...................................................                   $612,423.83
                                                                                               -------------

D)              The amount by which the "Class B
                Invested Amount" has been reduced
                pursuant to clauses (c), (d) and
                (e) of the definition thereof
                allocated to Available Principal
                Collections...................................................                         $0.00
                                                                                               -------------
                                     Page 5

                                 1998-2 Trustee

E)                 (1)   Collateral Monthly Interest.....................                        $464,300.69
                                                                                               -------------
                   (2)   Collateral Monthly Interest
                previously due but not paid.............................                               $0.00
                                                                                               -------------
                   (3)   Collateral Additional Interest and
                any Collateral Additional Interest
                previously due and not paid............................                                $0.00
                                                                                               -------------

F)              Monthly Servicing Fee for such
                Distribution Date that has not
                been paid to the Servicer and any
                Monthly Servicing Fee previously
                due but not paid to the Servicer.                                                      $0.00
                                                                                               -------------

G)              Collateral Default Amount
                allocated to Available Principal
                Collections...........................................................           $363,118.56
                                                                                               -------------

H)              The amount by which the
                "Collateral Invested Amount" has
                been reduced pursuant to the
                definition thereof and allocated to
                Available Principal Collections.......................                                 $0.00
                                                                                               -------------

I)              The excess of the Required Reserve
                Account Amount over the Available
                Reserve Amount deposited into the
                Reserve Account..........................................                              $0.00
                                                                                               -------------

J)              Paid to the Collateral Interest
                Holder pursuant to the Loan
                Agreement...................................................                           $0.00
                                                                                               -------------

K)              Treated as Excess Finance Charge
                Collections and allocated to other
                Series or paid to the Holders of
                the Transferor Certificates...........................                         $1,151,272.17
                                                                                               -------------

                                 1998-2 Trustee


The Servicer does hereby instruct the Trustee to apply on
       01/18/00 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying
Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the
Principal Funding Account, as applicable, on                     01/18/00 which
date is a Payment Date under the Supplement, the following amounts as set forth below:

A)              Interest to be distributed to Class
                A Certificate holders...................................                       $3,272,500.00
                                                                                               -------------

B)              On the Expected Final Payment Date
                or a Special Payment Date,
                principal to be distributed to the
                Class A Certificateholders............................                                 $0.00
                                                                                               -------------

C)              Interest to be distributed to Class
                B Certificateholders......................................                       $722,776.25
                                                                                               -------------

D)              On the Expected Final Payment Date
                or a Special Payment Date, on or
                after the date Class A Invested
                Amount is paid in full, principal
                to be distributed to the Class B
                Certificateholders..................................                                   $0.00
                                                                                               -------------

E)              Interest to be distributed to the Collateral
                Interest Holder......................................                            $464,300.69
                                                                                               -------------

F)              On the Expected Final Payment Date
                After the date Class A and Class B
                Invested Amounts are paid in full, principal
                to be distributed to the Collateral Interest
                Holder.....................................................                            $0.00
                                                                                               -------------

                                     Page 7

                                 1998-2 Trustee


III.   ACCRUED AND UNPAID AMOUNTS

                After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

      1.        The aggregate amount of all
                unreimbursed Class A Investor
                Charge-Offs...........................................                                 $0.00
                                                                                               -------------

      2.        The aggregate amount by which the
                Class B Invested Amount has been
                reduced..................................................                              $0.00
                                                                                               -------------

      3.        The aggregate amount by which the
                Collateral Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

      4.        The aggregate amount by which the
                Class D Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

                                  Series 1998-3

A. Investor/Transferor Allocations

B. Monthly Funding Requirements

Last Payment Date                       15-Dec-99
Current Payment Date                    18-Jan-00
Actual / 360 Days                           34                 34                  34                34
30 / 360 Days                               33                 33                  33                33
Fixed / Floating                         Floating           Floating            Floating          Floating

                                         Class A             Class B       Collateral Invested     Class D         Total
                                                                                 Amount
Certificate Rate                                6.593%             6.823%           7.438%           0.000%
Initial Balance                         528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Required Transferor Amount                                                                                      52,500,000.00
Total Initial Amount                                                                                           802,500,000.00

Beginning Outstanding Amount            528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Outstanding Amount               528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Beginning Invested Amount               528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Invested Amount                  528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Beginning Adjusted Invested Amount      528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00
Ending Adjusted Invested Amount         528,000,000.00     113,000,000.00    67,000,000.00    42,000,000.00    750,000,000.00

Principal Allocation Percentage                 70.40%             15.07%            8.93%            5.60%           100.00%
Floating Allocation Percentage                  70.40%             15.07%            8.93%            5.60%           100.00%
Principal Collections                    48,973,291.10      10,481,026.32     6,214,413.83     3,895,602.70     69,564,333.95
Realloc Finance Charge Collections        7,684,143.39       1,644,523.11       975,071.23       611,238.68     10,914,976.41
YSA Draw                                                                                                                 0.00
YSA Investment Proceeds                                                                                                  0.00
Realloc Finance Charge plus YSA Draw      7,684,143.39       1,644,523.11       975,071.23       611,238.68     10,914,976.41
Monthly Interest                          3,287,460.00         728,112.36       470,628.47             0.00      4,486,200.83
Investor Default Amount (Net)             2,861,591.01         612,423.83       363,118.56       227,626.56      4,064,759.96
Monthly Servicing Fee                       880,000.00         188,333.33       111,666.67        70,000.00      1,250,000.00
Total Due                                 7,029,051.01       1,528,869.53       945,413.70       297,626.56      9,800,960.80

Reallocated Investor Fin Charge Coll + YSA Draw + PFA Inv Proceeds + Reserve Fund Releases                      10,914,976.41
Series Adjusted Portfolio Yield                                                                                        10.96%
Base Rate                                                                                                               8.33%


                                  Series 1998-3

Series Parameters
                         Revolving Period (Y/N)                                     Y
                         Accumulation Period (Y/N)                                  N
                         Early Amortization (Y/N)                                   N
                         Controlled Accumulation Period                            2.00
                         Holdings is Servicer                                       Y
                         Paydown Excess CIA (Y/N)                                   Y
                         Paydown Excess Class D (Y/N)                               Y
                         Controlled Accumulation Amount                             53,416,666.67
                         Controlled Deposit Amount                                  53,416,666.67
                         Ending Controlled Deposit Amount Shortfalll                         0.00

Funding Accounts
                         Beginning Principal Funding Account Balance                         0.00
                         Principal Funding Account Deposit                                   0.00
                         Ending Principal Funding Account Balance                            0.00
                         Principal Funding Investment Proceeds                               0.00

                         Yield Supplement Account Beginning Balance                          0.00
                         Yield Supplement Account Release                                    0.00
                         Yield Supplement Account Ending Balance                             0.00

                         Reserve Account Beginning Balance                                   0.00
                         Required Reserve Account Amount                                     0.00
                         Funds Deposited into Reserve Account                                0.00
                         Ending Reserve Account Balance                                      0.00

C. Certificate Balances and Distrubutions
                                                  Class A          Class B             CIA                Class D            Total
                           Beginning Balance     528,000,000.00  113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
                         Interest Distributions    3,287,460.00      728,112.36        470,628.47             0.00      4,486,200.83
                                PFA Deposits               0.00                                                                 0.00
                         Principal Distributions           0.00            0.00              0.00             0.00              0.00
                         Total Distributions       3,287,460.00      728,112.36        470,628.47             0.00      4,486,200.83
                         Ending Certificate
                                 Balance         528,000,000.00  113,000,000.00     67,000,000.00    42,000,000.00    750,000,000.00
                                 Pool Factor            100.00%         100.00%           100.00%          100.00%
                         Total Distribution Per
                                 $1,000                  6.2263          6.4435            7.0243           0.0000
                         Interest Distribution
                                 Per $1,000              6.2263          6.4435            7.0243           0.0000
                         Principal Distribution
                                 Per $1,000              0.0000          0.0000            0.0000           0.0000

                                  Series 1998-3

D. Information regarding distributions on the Distribution Date in respect of the Class A
Certificates per $1,000 original certificate principal amount:

                       1 Total amount of the distribution:                                                       3,287,460.00
                       2 Amount of the distribution in respect of Class A Monthly Interest:                      3,287,460.00
                       3 Amount of the distribution in respect of Class A Outstanding Monthly Interest:                  0.00
                       4 Amount of the distribution in respect of Class A Additional Interest:                           0.00
                       5 Amount of the distribution in respect of Class A Principal:                                     0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

                       1 Total amount of Class A Investor Charge-Offs:                                                   0.00
                       2 Amount of Class A Investor Charge-Offs                                                          0.00
                         per $1,000 original certificate principal amount:
                       3 Total amount reimbursed in respect of Class A Investor Charge-Offs:                             0.00
                       4 Amount reimbursed in respect of Class A Investor Charge-Offs                                    0.00
                         per $1,000 original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal                                          0.00
                         balance of the Class A Certificate exceeds the Class A Invested
                         Amount after giving effect to all transactions on such Distribution Date:

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

                       1 The total amount of the distribution:                                                     728,112.36
                       2 Amount of the distribution in respect of Class B monthly interest:                        728,112.36
                       3 Amount of the distribution in respect of Class B outstanding monthly interest:                  0.00
                       4 Amount of the distribution in respect of Class B additional interest:                           0.00
                       5 Amount of the distribution in respect of Class B principal:                                     0.00

G. Amount of reductions in Class B Invested Amount on such Distribution Date.

                       1 The amount of reductions in Class B Invested Amount                                             0.00
                       2 The amount of reductions in the Class B Invested Amount set forth in                            0.00
                         paragraph 1 above, per $1,000 original certificate principal amount:
                       3 The total amount reimbursed in respect of such reductions                                       0.00
                         in the Class B Invested Amount:
                       4 The total amount set forth in paragraph 3 above, per $1,000                                     0.00
                         original certificate principal amount:
                       5 The amount, if any, by which the outstanding principal balance                                  0.00
                          of the Class B Certificates exceeds the Class B Invested Amount after giving effect to all transactions on such Distribution Date:

                                     Page 3

                                  Series 1998-3

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

                       1 Total amount distributed to the Collateral Interest Holder:                               470,628.47
                       2 Amount distributed in respect of Collateral Monthly Interest:                             470,628.47
                       3 Amount distributed in respect of Collateral Additional Interest:                                0.00
                       4 The amount distributed to the Collateral Interest Holder in respect                             0.00
                         of principal on the Collateral Invested Amount:

I. Amount of reductions in Collateral Invested Amount.

                       1 The amount of reductions in the Collateral Invested Amount.                                     0.00
                       2 The total amount reimbursed in respect of such reductions in the                                0.00
                         Collateral Invested Amount

J.   Finance Charge Shortfall Amount
                       1 Finance Charge Collections Allocated to Series 1998-2 (including YSA)                  10,914,976.41
                       2 Full amount required to be paid pursuant to sections 4.5 and 4.7(excl. Spread Acct.)    9,800,960.80
                       3 Spread Account Requirement per Loan Agreement                                             -37,256.52
                       4 Finance Charge Shortfall                                                                        0.00
                       5 Available for Other Excess Allocation Series                                            1,151,272.14

K. Application of Reallocated Investor Finance Charge Collections.

                                                                       Available       Due                  Paid           Shortfall
                       1 Allocated Class A Available Funds            7,684,143.39
                         a Reserve Account Release                            0.00
                         b PFA Investment Earnings                            0.00
                         c Class A Available Funds                    7,684,143.39

                       2 Class A Available Funds                      7,684,143.39
                         a Class A Monthly Interest                                   3,287,460.00     3,287,460.00          0.00
                         b Class A Servicing Fee                                        880,000.00       880,000.00          0.00
                         c Class A Investor Default Amount                            2,861,591.01     2,861,591.01          0.00
                         d Class A Excess                               655,092.38

                       3 Class B Available Funds                      1,644,523.11
                         a Class B Monthly Interest                                     728,112.36       728,112.36          0.00
                         b Class B Servicing Fee                                        188,333.33       188,333.33          0.00
                         c Class B Excess                               728,077.42

                       4 Collateral Available Funds                     975,071.23
                         a Collateral Servicing Fee                                     111,666.67       111,666.67          0.00
                         b Collateral Excess                            863,404.56

                       5 Class D Available Funds                        611,238.68
                         a Class D Servicing Fee                                         70,000.00        70,000.00          0.00
                         b Class D Excess                               541,238.68

                       6 Total Excess Spread                          2,787,813.04

                                  Series 1998-3

L. Application of Excess Spread and Excess Finance Charge Collections
                                                                        Available            Due                  Paid    Shortfall
                       1 Available Excess Spread                      2,787,813.04
                       2 Excess Fin Charge Coll                               0.00
                              from Other Series
                       3 Available Funds                              2,787,813.04
                       4 Class A Required Amount Shortfalls                                       0.00             0.00      0.00
                       5 Class B Defaults                                                   612,423.83       612,423.83      0.00
                       6 Monthly Servicing Fee Shortfalls                                         0.00             0.00      0.00
                       7 Collateral Monthly Interest                                        470,628.47       470,628.47      0.00
                       8 Collateral Default Amount                                          363,118.56       363,118.56      0.00
                       9 Reserve Account Deposit                                                  0.00             0.00      0.00
                      10 Class D Monthly Interest                                                 0.00             0.00      0.00
                      11 Class D Default Amount                                             227,626.56       227,626.56      0.00
                      12 Other CIA Amounts Owed                                             -37,256.52       -37,256.52      0.00
                      13 Excess Fin Coll for Other Series                                         0.00             0.00      0.00
                      14 Excess Spread                                1,151,272.14
                      15 Writedowns
                                           a Class A                          0.00
                                           b Class B                          0.00
                                           c CIA                              0.00
                                           d Class D                          0.00

M. Reallocated Principal Collections

                       1 Total Principal Collections Allocable                                 69,564,333.95
                       2 Principal Required to Fund the Required Amount                                 0.00
                       3 Shared Principal Collections from other Series                                 0.00
                       4 Other Amounts Treated as Principal Collections                         4,064,759.96
                       5 Available Principal Collections                                       73,629,093.91

N. Application of Principal Collections during Revolving Period

                       1 Collateral Invested Amount                                            67,000,000.00
                       2 Required Collateral Invested Amount                                   67,000,000.00
                       3 Amount used to pay Excess CIA                                                  0.00
                       4 Available Principal Collections                                       73,629,093.91

                       5 Class D                                                               42,000,000.00
                       6 Required Class D                                                      42,000,000.00
                       7 Amount used to pay Excess Class D                                              0.00
                       8 Available Principal Collections                                       73,629,093.91


                                     Page 4

                                  Series 1998-3

O. Application of Principal Collections during the Accumulation Period

                       1 Available Principal Collections                                                        73,629,093.91
                                           a Controlled Deposit Amount                                                   0.00
                                           b Minimum of Avail Prin Coll and CDA                                          0.00
                                           c Controlled Deposit Amount Shortfall                                         0.00
                                           d Amount Deposited in PFA for Class A                                         0.00
                                           e Draw from PFA to pay Class A Principal                                      0.00
                                           f Class A Adjusted Invested Amount                                  528,000,000.00

                       2 Remaining Principal Collections Available                                              73,629,093.91
                                           a Remaining PFA Balance                                                       0.00
                                           b Beginning Class B Outstanding Amount                              113,000,000.00
                                           c Beginning Class B Adjusted Invested Amount                        113,000,000.00
                                           d Amount Deposited in PFA for Class B                                         0.00
                                           e Draw from PFA to pay Class B Principal                                      0.00
                                           f Class B Adjusted Invested Amount                                  113,000,000.00

                       3 Remaining Principal Collections Available                                              73,629,093.91
                                           a Remaining CIA Amount                                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c CIA at the end of the Period                                       67,000,000.00

                       4 Remaining Principal Collections Available                                              73,629,093.91
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

                         Class A Principal Paid to Investors                                                             0.00
                         Class B Principal Paid to Investors                                                             0.00
                         CIA Principal Paid to Investors                                                                 0.00
                         Class D Principal Paid to Investors                                                             0.00
                         Ending Class A Outstanding Amount                                                     528,000,000.00
                         Ending Class B Outstanding Amount                                                     113,000,000.00
                         Ending CIA Outstanding Amount                                                          67,000,000.00
                         Ending Class D Outstanding Amount                                                      42,000,000.00

                       5 Shared Principal Collections                                                           73,629,093.91

                                     Page 5

                                  Series 1998-3

P. Application of Principal Collections during Early Amortization Period

                       1 Principal Collections Available                                                                 0.00
                                           a Remaining Class A Adjusted Invested Amount                        528,000,000.00
                                           b Principal Paid to Class A                                                   0.00
                                           c End of Period Class A Adjusted Invested Amount                    528,000,000.00

                       2 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class B Adjusted Invested Amount                        113,000,000.00
                                           b Principal Paid to Class B                                                   0.00
                                           c End of Period Class B Adjusted Invested Amount                    113,000,000.00

                       3 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Collateral Invested Amount                               67,000,000.00
                                           b Principal Paid to CIA                                                       0.00
                                           c Collateral Invested Amount at the end of the Period                67,000,000.00

                       4 Remaining Principal Collections Available                                                       0.00
                                           a Remaining Class D Amount                                           42,000,000.00
                                           b Principal Paid to Class D                                                   0.00
                                           c Class D at the end of the Period                                   42,000,000.00

Q. Yield and Base Rate

                       1 Base Rate
                                           a Current Monthly Period                                    8.33%
                                           b Prior Monthly Period                                      7.36%
                                           c Second Prior Monthly Period                               7.34%

                         Three Month Average Base Rate                                                                  7.68%

                       2 Series Adjusted Portfolio Yield
                                           a Current Monthly Period                                   10.96%
                                           b Prior Monthly Period                                     11.12%
                                           c Second Prior Monthly Period                              13.17%

                         Three Month Average Series Adjusted Portfolio Yield                                           11.75%

                       3 Excess Spread
                                           a Current Monthly Period                                    2.63%
                                           b Prior Monthly Period                                      3.76%
                                           c Second Prior Monthly Period                               5.83%

                         Three Month Average Excess Spread                                                              4.07%

                                 1998-3 Trustee


           ----------------------------------------------------------

                     Partners First Credit Card Master Trust

                                  Series 1998-3

           ----------------------------------------------------------


     The undersigned, a duly authorized representative of Partners First Holdings LLC ("Holdings"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 26, 1998
(as amended and supplemented, the "Pooling and Servicing
Agreement"), among Holdings, Partners First Receivables Funding
LLC ("Funding"), as Transferor and The Bank of New York, as trustee (the "Trustee"), does hereby certify as follows:

             1. Capitalized terms used in this Certificate have been defined in the Agreement or the Series 1998-3 Supplement dated as of June 26, 1998, among Holdings Funding and the Trustee (as amended and supplemented, the "Supplement"), as applicable.

             2. Holdings is the Servicer

             3. The undersigned is a Servicing Officer.

I.  INSTRUCTION TO MAKE A WITHDRAWAL

The Servicer does hereby instruct the Trustee (i) to make
withdrawals from the Collection Account on                  01/18/00
which date is a Distribution Date under the Supplement, in the aggregate amounts (equal to the Class A Available Funds, Class
B Available Funds and Collateral Available Funds, respectively) as set forth below in respect of the following amounts
(ii) to apply the proceeds of such withdrawals in accordance with the Supplement.

                                 1998-3 Trustee

With respect to the Class A Certificates

A)                  (1)  Interest at the Class A
                Certificate Rate for the related
                Interest Period on the Class A Invested
                Amount .......................................................                 $3,287,460.00
                                                                                               -------------
                    (2)  Class A Monthly Interest
                previously due but not paid.........................                                   $0.00
                                                                                               -------------
                    (3)  Class A Additional Interest
                and any Class A Additional Interest due
                but not paid ................................................                          $0.00
                                                                                               -------------

B)                  (1)  The Class A Servicing Fee for
                the related Monthly Period , if
                applicable.....................................................                  $880,000.00
                                                                                               -------------
                    (2)  Accrued and unpaid Class A
                Servicing Fees, if applicable.........................                                 $0.00
                                                                                               -------------

C)               Class A Investor Default Amount
                for the related Monthly Period................                                 $2,861,591.01
                                                                                               -------------

With respect to the Class B Certificates

A)                  (1)  Interest at the Class B
                Certificate Rate for the related
                Monthly Period on the Class B Invested
                Amount .......................................................                   $728,112.36
                                                                                               -------------
                    (2)  Class B Monthly Interest
                previously due but not paid.......................                                     $0.00
                                                                                               -------------
                    (3)  Class B Additional Interest
                and any Class B Additional Interest
                previously due but not paid........................                                    $0.00
                                                                                               -------------

B)                  (1)  The Class B Servicing Fee for
                the related Monthly Period, if
                applicable..............................................                         $188,333.33
                                                                                               -------------
                    (2)  Accrued and unpaid Class B
                Servicing Fees, if applicable.......................                                   $0.00
                                                                                               -------------
                                     Page 2

                                 1998-3 Trustee

With respect to the Collateral Interest

A)                  (1)  The Collateral Servicing Fee
                for the related Monthly Period, if
                applicable.............................................                          $111,666.67
                                                                                               -------------
                    (2)  Accrued and unpaid Collateral
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

B)                  (1)  The Class D Servicing Fee
                for the related Monthly Period, if
                applicable.......................................................                 $70,000.00
                                                                                               -------------
                    (2)  Accrued and unpaid Class D
                Servicing Fee, if applicable..........................                                 $0.00
                                                                                               -------------

                The Servicer hereby instructs
                the Trustee (i) to make withdrawals
                from the Collection Account on
                     18-Jan-00  which date is a
                Distribution Date under the
                Supplement, in the aggregate amounts
                (equal to the Available Principal
                Collections) as set forth below in
                respect of the following amounts and
                (ii) to apply the proceeds of such
                withdrawals.

C)                      (1)    The excess, if any, of the
                               Collateral Invested Amount
                               over the Required Collateral
                               Invested Amount paid to the
                               Collateral Interest Holder
                               pursuant to the Loan
                               Agreement...................................                            $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------
                                     Page 3

                                 1998-3 Trustee

With respect to the Class D Certificates

A)                      (1)    The excess, if any, of the
                               Class D Amount
                               over the Required Class D
                               Invested Amount paid to the
                               Class D Holder............................                              $0.00
                                                                                               -------------
                        (2)    Amount to be treated as
                               Shared Principal
                               Collections....................................                         $0.00
                                                                                               -------------

With Respect to Principal

A)                   (1)       The Lesser of the Controlled
                Deposit Amount and the sum of the
                Class A Adjusted Invested Amount
                and the Class B Adjusted Invested
                Amount deposited in the Principal
                Funding Account.........................................                               $0.00
                                                                                               -------------
                     (2)       After the Class B Invested
                Amount is paid in full, the amount
                paid to the Collateral Interest
                Holder (up to the Collateral
                Invested Amount) pursuant to the
                Loan Agreement.........................................                                $0.00
                                                                                               -------------
                     (3)       Prior to the date the Class B
                Invested Amount is paid in full,
                excess of the Collateral Invested
                Amount over the Required
                Collateral Invested Amount paid to
                the Collateral Interest Holder
                pursuant to the Loan Agreement................                                         $0.00
                                                                                               -------------
                     (4)       Prior to the date the Class B
                Invested Amount is paid in full,
                amount to be treated as Shared
                Principal Collections                                                                  $0.00
                                                                                               -------------
                                     Page 4

                                 1998-3 Trustee

                     (1)       An amount up to the Class A
                Adjusted Invested Amount deposited
                in the Principal Funding Account........                                               $0.00
                                                                                               -------------
                     (2)       On and after the Distribution
                Date on which the Class A Invested Amount
                deposited in the Principal Funding
                Account........................................................                        $0.00
                                                                                               -------------
                     (3)       On and after the Distribution
                Date on which the Class B Invested
                Amount is paid in full, an amount
                up to the Collateral Invested
                Amount paid to the Collateral
                Interest Holder pursuant to the
                Loan Agreement..........................................                               $0.00
                                                                                               -------------

The Servicer does hereby instruct the Trustee to apply on                 01/18/00
Distribution Date under the Supplement, any Excess Spread
which is allocated to Series 1998-3 as follows:

A)              Class A Required Amount applied in
                the priority set forth....................................                             $0.00
                                                                                               -------------

B)              Aggregate amount of Class A
                Investor Charge-Offs not
                previously reimbursed allocated to
                Available Principal Collections.                                                       $0.00
                                                                                               -------------

C)              Class B Required Amount applied
                first in the priority set forth
                and any remaining amount up to the
                Class B Investor Default Amount
                allocated to Available Principal
                Collections...................................................                   $612,423.83
                                                                                               -------------

D)              The amount by which the "Class B
                Invested Amount" has been reduced
                pursuant to clauses (c), (d) and
                (e) of the definition thereof
                allocated to Available Principal
                Collections...................................................                         $0.00
                                                                                               -------------
                                     Page 5

                                 1998-3 Trustee

E)                 (1)   Collateral Monthly Interest.....................                        $470,628.47
                                                                                               -------------
                   (2)   Collateral Monthly Interest
                previously due but not paid.............................                               $0.00
                                                                                               -------------
                   (3)   Collateral Additional Interest and
                any Collateral Additional Interest
                previously due and not paid............................                                $0.00
                                                                                               -------------

F)              Monthly Servicing Fee for such
                Distribution Date that has not
                been paid to the Servicer and any
                Monthly Servicing Fee previously
                due but not paid to the Servicer.                                                      $0.00
                                                                                               -------------

G)              Collateral Default Amount
                allocated to Available Principal
                Collections...........................................................           $363,118.56
                                                                                               -------------

H)              The amount by which the
                "Collateral Invested Amount" has
                been reduced pursuant to the
                definition thereof and allocated to
                Available Principal Collections.......................                                 $0.00
                                                                                               -------------

I)              The excess of the Required Reserve
                Account Amount over the Available
                Reserve Amount deposited into the
                Reserve Account..........................................                              $0.00
                                                                                               -------------

J)              Paid to the Collateral Interest
                Holder pursuant to the Loan
                Agreement...................................................                           $0.00
                                                                                               -------------

K)              Treated as Excess Finance Charge
                Collections and allocated to other
                Series or paid to the Holders of
                the Transferor Certificates...........................                         $1,151,272.14
                                                                                               -------------

                                 1998-3 Trustee


The Servicer does hereby instruct the Trustee to apply on
       01/18/00 which is a Distribution Date under the Pooling and Servicing agreement, $0.0 of Reallocated Principal Collections to fund any deficiencies in the Required Amount after applying
Class A Available Funds, Class B Available Funds, Excess Spread and Excess Finance Charge Collections thereto.

II.   INSTRUCTION TO MAKE CERTAIN PAYMENTS

The Servicer does hereby instruct the Trustee to pay in accordance with the Supplement from the Collection Account or the
Principal Funding Account, as applicable, on                     01/18/00 which
date is a Payment Date under the Supplement, the following amounts as set forth below:

A)              Interest to be distributed to Class
                A Certificate holders...................................                       $3,287,460.00
                                                                                               -------------

B)              On the Expected Final Payment Date
                or a Special Payment Date,
                principal to be distributed to the
                Class A Certificateholders............................                                 $0.00
                                                                                               -------------

C)              Interest to be distributed to Class
                B Certificateholders......................................                       $728,112.36
                                                                                               -------------

D)              On the Expected Final Payment Date
                or a Special Payment Date, on or
                after the date Class A Invested
                Amount is paid in full, principal
                to be distributed to the Class B
                Certificateholders..................................                                   $0.00
                                                                                               -------------

E)              Interest to be distributed to the Collateral
                Interest Holder......................................                            $470,628.47
                                                                                               -------------

F)              On the Expected Final Payment Date
                After the date Class A and Class B
                Invested Amounts are paid in full, principal
                to be distributed to the Collateral Interest
                Holder.....................................................                            $0.00
                                                                                               -------------
                                     Page 7

                                 1998-3 Trustee

III.   ACCRUED AND UNPAID AMOUNTS

                After giving effect to the withdrawals and transfers to be made in accordance with this notice, the following amounts will be accrued and unpaid with respect to all Monthly Periods preceding the current calendar month.

      1.        The aggregate amount of all
                unreimbursed Class A Investor
                Charge-Offs...........................................                                 $0.00
                                                                                               -------------

      2.        The aggregate amount by which the
                Class B Invested Amount has been
                reduced..................................................                              $0.00
                                                                                               -------------

      3.        The aggregate amount by which the
                Collateral Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------

      4.        The aggregate amount by which the
                Class D Invested Amount has
                been reduced.........................................                                  $0.00
                                                                                               -------------


                                     Page 8